EXHIBIT 10.26

                       AMENDED AND RESTATED LOAN AGREEMENT


                                 BY AND BETWEEN

                      NORTH ATLANTIC TRADING COMPANY, INC.
                                   AS BORROWER

                                       AND

                         NATIONAL TOBACCO COMPANY, L.P.
                     NORTH ATLANTIC OPERATING COMPANY, INC.
                      NATIONAL TOBACCO FINANCE CORPORATION
                                  STOKER, INC.
                                 RBJ SALES, INC.
                            FRED STOKER & SONS, INC.
                       NORTH ATLANTIC CIGARETTE CO., INC.

                         AS SUBSIDIARIES AND GUARANTORS

                                       AND

                      NORTH ATLANTIC HOLDING COMPANY, INC.

                                       AND

                         BANK ONE CAPITAL MARKETS, INC.
                                AS LEAD ARRANGER

                                       AND

                                  BANK ONE, NA
                                  AS AGENT BANK

                                       AND

                                  BANK ONE, NA
                     AND LASALLE BANK, NATIONAL ASSOCIATION
                                    AS BANKS

                          DATED AS OF FEBRUARY 17, 2004



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                                TABLE OF CONTENTS

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
                                                                                                                        PAGE

SECTION 1                 DEFINITIONS AND CROSS REFERENCE.................................................................3


SECTION 2                 REVOLVING CREDIT FACILITY......................................................................18

           2.1       Revolving Loan Commitments, Revolving Credit Loans..................................................18
           2.2       Interest on the Revolving Credit Loans..............................................................22
           2.3       Fees................................................................................................25
           2.4       Prepayments and Payments; Reductions in Revolving Loan Commitments..................................26
           2.5       Use of Proceeds.....................................................................................26
           2.6       Letters of Credit...................................................................................27

SECTION 3                 [RESERVED].....................................................................................34


SECTION 4                 SPECIAL PROVISIONS GOVERNING LIBOR LOANS.......................................................34

           4.1       Determination of LIBOR..............................................................................34
           4.2       Inability to Determine LIBOR........................................................................34
           4.3       Illegality or Impracticability of LIBOR Loans.......................................................34
           4.4       Compensation For Breakage or Non-Commencement of Interest Periods...................................35
           4.5       Booking of LIBOR Loans..............................................................................35
           4.6       Assumptions Concerning Funding of LIBOR Loans.......................................................36
           4.7       LIBOR Loans After Event of Default..................................................................36

SECTION 5                 CLOSING CONDITIONS.............................................................................36

           5.1       Initial Closing Conditions..........................................................................36
           5.2       Conditions to All Revolving Credit Loans and Letters of Credit......................................39

SECTION 6                 REPRESENTATIONS AND WARRANTIES.................................................................40

           6.1       Organization, Standing, etc, of the Borrower and the Subsidiaries...................................41
           6.2       Qualification.......................................................................................41
           6.3       Use of Proceeds.....................................................................................41
           6.4       Intellectual Property...............................................................................41
           6.5       Disclosure; Solvency................................................................................41
           6.6       Tax Returns and Payments............................................................................42
           6.7       Funded Debt; Financial Information..................................................................42
           6.8       Title to Properties; Liens; Leases..................................................................42
           6.9       Litigation, etc.....................................................................................43
           6.10      Authorization; Compliance With Other Instruments, Laws, etc.........................................43
           6.11      Enforceability......................................................................................43
           6.12      Governmental Consent................................................................................44
           6.13      Environmental Matters...............................................................................44



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                               TABLE OF CONTENTS
                                  (CONTINUED)
                                                                                                                        PAGE

SECTION 7                 AFFIRMATIVE COVENANTS..........................................................................46

           7.1       Corporate Existence and Good Standing...............................................................46
           7.2       Money Obligations, Payment of Taxes, ERISA, etc.....................................................46
           7.3       Financial Statements and Reports....................................................................46
           7.4       Financial Records; Inspection.......................................................................48
           7.5       Maintenance of Properties, etc......................................................................49
           7.6       Permits, Certificates, Leases, Licenses.............................................................49
           7.7       Holdco to Make Investment in Borrower...............................................................49
           7.8       Payment of Obligations..............................................................................50
           7.9       Environmental Matters...............................................................................50
           7.10      Insurance...........................................................................................51
           7.11      NATC Notes and Senior Discount Notes to Remain Outstanding..........................................51
           7.12      Agreements with Bollore Technologies S.A............................................................51
           7.13      Principal Management................................................................................51
           7.14      Creation of New Subsidiaries After the Closing Date.................................................52

SECTION 8                 NEGATIVE COVENANTS.............................................................................52

           8.1       Sales, Acquisitions and Other Extraordinary Events..................................................52
           8.2       Indebtedness, Guaranties, etc.......................................................................52
           8.3       Use of Assets.......................................................................................53
           8.4       Mortgages, Liens, Encumbrances, Security Interests, Assignments, etc................................53
           8.5       Nature of Businesses................................................................................55
           8.6       Fixed Charge Coverage Ratio.........................................................................55
           8.7       Minimum Consolidated Adjusted EBITDA................................................................56
           8.8       Interest Rate Agreements............................................................................57
           8.9       Restriction on Payments, Redemption and Purchase With
                     Respect to NATC Notes and Senior Discount Notes.....................................................57
           8.10      Capital Expenditures................................................................................58
           8.11      Limitation on Distributions.........................................................................58
           8.12      Government Regulation...............................................................................58

SECTION 9                 EVENTS OF DEFAULT; ACCELERATION................................................................58

           9.1       Events of Default...................................................................................58

SECTION 10                REMEDIES UPON DEFAULT, ETC.....................................................................60

           10.1      Defaults............................................................................................60
           10.2      Offset..............................................................................................61
           10.3      Rights Cumulative...................................................................................61
           10.4      Payment of Costs and Expenses.......................................................................61



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                               TABLE OF CONTENTS
                                  (CONTINUED)
                                                                                                                        PAGE

SECTION 11                THE AGENT BANK.................................................................................61

           11.1      Appointment.........................................................................................61
           11.2      Delegation of Duties................................................................................62
           11.3      Nature of Duties; Independent Credit Investigation..................................................62
           11.4      Actions in Discretion of the Agent Bank; Instructions from the Banks................................62
           11.5      Reimbursement and Indemnification of the Agent Bank and the Banks by the Borrower...................63
           11.6      Exculpatory Provisions..............................................................................63
           11.7      Reimbursement and Indemnification of the Agent Bank by the Banks....................................64
           11.8      Reliance by the Agent Bank..........................................................................64
           11.9      Notice of Default...................................................................................64
           11.10     The Banks in Their Individual Capacities............................................................64
           11.11     Holders of Revolving Credit Notes...................................................................65
           11.12     Equalization of the Banks...........................................................................65
           11.13     Successor Agent Bank................................................................................65
           11.14     Calculations........................................................................................66
           11.15     Withholding Tax.....................................................................................66
           11.16     Beneficiaries.......................................................................................67

SECTION 12                ASSIGNMENTS AND PARTICIPATIONS.................................................................67


SECTION 13                INDEMNITY......................................................................................68


SECTION 14                INCREASED COSTS; TAXES; CAPITAL ADEQUACY.......................................................69

           14.1      Compensation for Increased Costs and Taxes..........................................................69
           14.2      Withholding of Taxes................................................................................70
           14.3      Capital Adequacy Adjustment.........................................................................71
           14.4      Banks' Obligation to Mitigate.......................................................................71

SECTION 15                NOTICES........................................................................................72


SECTION 16                MISCELLANEOUS..................................................................................73

           16.1      Ratable Sharing.....................................................................................73
           16.2      Waiver..............................................................................................74
           16.3      Survival of Representations and Warranties..........................................................74
           16.4      Invalidity..........................................................................................74
           16.5      Assignment..........................................................................................74
           16.6      Governing Law.......................................................................................74
           16.7      Section Headings....................................................................................74
           16.8      Entire Agreement....................................................................................74
           16.9      Time of the Essence.................................................................................75
           16.10     Modifications.......................................................................................75
           16.11     CONSENT TO JURISDICTION AND VENUE...................................................................75
           16.12     JURY WAIVER.........................................................................................75
           16.13     USA PATRIOT ACT NOTIFICATION........................................................................76

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                                LIST OF SCHEDULES
                                -----------------

Schedule 1.1          List of the Banks

Schedule 1.2          List of the Subsidiaries

Schedule 2.1 Schedule of Revolving Loan Commitments and Revolving Credit Facility Pro Rata Shares of the Banks

Schedule 6.2A         Information on North Atlantic Trading Company, Inc.
Schedule 6.2B         Information on National Tobacco Company, L.P.
Schedule 6.2C         Information on North Atlantic Operating Company, Inc.
Schedule 6.2D         Information on National Tobacco Finance Corporation
Schedule 6.2E         Information on Stoker, Inc.
Schedule 6.2F         Information on RBJ Sales, Inc.
Schedule 6.2G         Information on Fred Stoker & Sons, Inc.
Schedule 6.2H         Information on North Atlantic Cigarette Co, Inc.
Schedule 6.2I         Information on North Atlantic Holding Company, Inc.

Schedule 8.4          Schedule of Permitted Liens on Assets

                       AMENDED AND RESTATED LOAN AGREEMENT
                       -----------------------------------

           THIS AMENDED AND RESTATED LOAN AGREEMENT (this "Loan Agreement"), is made and entered into as of the 17th day of February, 2004, by and among (i) BANK ONE, NA, a national banking association with an office and place of business in Louisville, Kentucky, as agent bank on behalf of the Banks defined herein ("the Agent Bank") (Bank One, NA may also be referred to as a "Bank");
(ii) Bank One and LaSalle Bank, National Association ("LaSalle") (each a "Bank" and collectively, the "Banks"); (iii) NORTH ATLANTIC TRADING COMPANY, INC., a Delaware corporation with its principal office and place of business and registered office in New York, New York (the "Borrower"); (iv) the SUBSIDIARIES identified on Schedule 1.2 hereto (each a "Subsidiary" and collectively, the "Subsidiaries"); and (v) NORTH ATLANTIC HOLDING COMPANY, INC., a Delaware corporation with its principal office and place of business and registered office in New York, New York, and the 100% owner of the Borrower ("Holdco").

                    P R E L I M I N A R Y  S T A T E M E N T:
                    - - - - - - - - - - -  - - - - - - - - -

           A. The Borrower and National Tobacco Company, L.P. ("NTCLP"), North Atlantic Operating Company ("NAOC") and National Tobacco Finance Corporation ("NTFC") entered into a Loan Agreement with the Agent Bank and certain of the Banks dated as of December 29, 2000, as amended to the date hereof (the "Original Loan Agreement").

           B. The Borrower executed and delivered to the Agent Bank a Revolving Credit Note in the face amount of $10,000,000.00 dated December 29, 2000 (the "Original Revolving Credit Note") and a Term Note in the face amount of $25,000,000.00 dated December 29, 2000 (the "Original Term Note").

           C. NTCLP, NAOC and NTFC executed and delivered to the Agent Bank a Guaranty Agreement dated as of December 29, 2000 (the "Original Guaranty"), guarantying payment of the Original Revolving Credit Note and the Original Term Note.

           D. The Borrower, NTCLP, NAOC and NTFC executed and delivered to the Agent Bank a Security Agreement dated as of December 29, 2000 (the "Original Security Agreement"), securing payment of the Original Revolving Credit Note and the Original Term Note.

           E. The Borrower, NTCLP, NAOC and NTFC executed and delivered to the Agent Bank a Pledge Agreement dated as of December 29, 2000 (the "Original Pledge Agreement"), securing payment of the Original Revolving Credit Note and the Original Term Note.

           F. NTCLP executed and delivered to the Agent Bank a Mortgage and Security Agreement, Assignment of Rents, Leases and Profits, Financing Statement and Fixture Filing dated as of December 29, 2000 and recorded in Jefferson County, Kentucky (the "Original Mortgage"), securing payment of the Original Revolving Credit Note and the Original Term Note.

           G. NTCLP executed and delivered to the Agent Bank an Assignment of Security Interest in United States Trademarks, which was filed in the US Patent and Trademark Office ("USPTO"), securing payment of the Original Revolving Credit Note and the Original Term Note.

           H. NAOC executed and delivered to the Agent Bank an Assignment of Security Interest in United States Trademarks, which was filed in the USPTO, securing payment of the Original Revolving Credit Note and the Original Term Note.

           I. The Borrower, NTCLP, NAOC and NTFC and the Agent Bank and the Banks entered into a 2002A Amendment to Loan Documents dated December 31, 2002 (the "2002A Amendment"), amending the Original Loan Agreement and other Loan Documents to reflect the following: (i) the Original Term Note had been fully repaid; (ii) the amount of the Revolving Credit Facility was increased from Ten Million ($10,000,000) to Twenty Million Dollars ($20,000,000); and (iii) the maturities of the Revolving Credit Facility and the Letter of Credit Subfacility provided for in the Original Loan Agreement were extended to December 31, 2003.

           J. The Borrower, NTCLP, NAOC and NTFC and the Agent Bank and the Banks entered into a 2003A Amendment to Loan Documents dated July 31, 2003 (the "2003A Amendment"), amending the Original Loan Agreement and other Loan Documents to reflect the extension of certain Class B Loans (the "Class B Loans") in the aggregate principal amount of Nineteen Million Dollars ($19,000,000), to provide the Borrower with moneys that can be used to secure a bond to be posted in an appeal of the judgment (the "Judgment") entered against the Borrower and NTCLP, NAOC and NTFC in the amount of $18,600,000 in the case of Republic Tobacco, L.P. v. North Atlantic Trading Company, Inc., North Atlantic Operating Company, Inc. and National Tobacco Company L.P. (Case No. 98 C 4011) pending in the United States District Court for the Northern District of Illinois Eastern Division (the "Litigation"). The court subsequently reduced the amount of the bond to approximately $11,200,000, and the Borrower posted the required bond with the court.

           K. The Borrower, NTCLP, NAOC and NTFC entered into a 2003B Amendment to Loan Documents dated November 17, 2003 (the "2003B Amendment") for the purpose of (i) increasing the Class B Loans by Twenty Three Million Dollars ($23,000,000), bringing the total amount of Class B Loans to Forty Two Million Dollars ($42,000,000), providing the Borrower with moneys to be used in the acquisition of Stoker, Inc., a Tennessee corporation ("Stoker"), RBJ Sales, Inc., a Tennessee corporation ("RBJ") and Fred Stoker & Sons, Inc., a Tennessee corporation ("Stoker & Sons") (NTCLP, NAOC, NTFC, Stoker, RBJ and Stoker & Sons, collectively, the "Subsidiaries"), pursuant to the terms of a Stock Purchase Agreement dated as of November 17, 2003 (the "Stock Purchase Agreement") by and among the Borrower and the selling shareholders named therein, and for general corporate purposes and (ii) adding Stoker, RBJ and Stoker & Sons as parties to the Loan Agreement, the Original Guaranty, the Original Security Agreement, the Original Pledge Agreement, the Original Mortgage and related documents.

           L. The Borrower has formed a new Subsidiary, North Atlantic Cigarette Co., Inc. ("NACC").

           M. The Borrower and the Subsidiaries other than NACC entered into a 2003C Amendment to Loan Documents dated December 23, 2003 (the "2003C Amendment") for the purpose of extending the maturity of the Revolving Credit Facility to February 29, 2004.

           N. The Borrower, the Subsidiaries, the Agent Bank and the Banks wish to enter into this Agreement for the purpose of amending and restating the Original Loan Agreement, as amended, and to provide for a Revolving Credit Facility in the total principal amount of Fifty Million Dollars ($50,000,000). The proceeds of the Revolving Credit Facility, in combination with other moneys available to the Borrower from the sale of the NATC Notes (defined herein) and the Senior Discount Notes (defined herein), will be used to pay Bank One for amounts outstanding under the Original Loan Agreement and to pay the Class B Lenders in full. Upon the closing of this Loan Agreement, the Class B Loans will be paid. The Class B Lenders, therefore, are not a party to this Agreement.

           NOW THEREFORE, the Borrower, the Subsidiaries, Holdco, the Agent Bank and the Banks, in consideration of the premises and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

                                    SECTION 1
                         DEFINITIONS AND CROSS REFERENCE
                         -------------------------------

           Certain terms used in this Loan Agreement are defined in this Section 1; other terms are defined elsewhere in this Loan Agreement.

           1.1 "Accounts Receivable" means all (a) rights to payment for any goods sold or services performed, whether such right to payment exists on the date of this Loan Agreement or is created hereafter, and whenever and wherever acquired, and whether or not such right to payment is evidenced by any document, instrument or chattel paper, and all claims against common carriers for goods and Inventory lost in transit; and (b) the proceeds or products of any of the foregoing. The term "Accounts Receivable" includes all of the rights and properties included in the term "account" as defined in Uniform Commercial Code 9-102(a)(2). The amount of an Account Receivable shall be the amount of the receivable net of all discounts.

           1.2 "Accrued MSA Payment" means certain accrued MSA payments that the Borrower and its Subsidiaries are required to pay to cover possible future liabilities of the Borrower and its Subsidiaries to certain states in connection with the settlement of claims brought by these states against certain cigarette manufacturers.

           1.3 "Advance" means with respect to the Borrower, each and every advance of proceeds under the Revolving Credit Facility or the Letter of Credit Subfacility, directly or indirectly, to the Borrower, regardless of whether such advance is accounted for under GAAP as an extension of credit, a contribution of capital or otherwise.

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           1.4 "Affiliate" means, as applied to any Person, (i) any other Person directly or indirectly controlling, controlled by, or under common control with, that Person, (ii) any other Person that, directly or indirectly, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, 10% or more of the stock having ordinary voting power in the election of directors of such Person, or (iii) each of such Person's directors and officers appointed by the board of directors of such Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

           1.5 "Agent Bank" has the meaning assigned to that term in the introduction to this Loan Agreement.

           1.6 "And/or" means one or the other or both, or any one or more or all, of the things or persons or parties in connection with which the conjunction is used.

           1.7 "Applicable LIBOR Margin" means three percent (3.00%) per annum, with respect to LIBOR Loans.

           1.8 "Applicable Prime Rate Margin" means one percent (1.00%) per annum, with respect to Prime Rate Loans.

           1.9 "Applicable Letter of Credit Percentage" means three percent (3.00%) per annum.

           1.10 "Applicable Commitment Fee Percentage" has the meaning set forth in Section 2.3B hereof.

           1.11 "Application and Agreement for Letter of Credit" means the document substantially in the form of Exhibit C annexed hereto, with appropriate insertions and deletions, with respect to the proposed issuance or amendment of a Letter of Credit.

           1.12 "Authorized Officer" means the President, the Financial Officer and any other officer of the Borrower, who, by the Articles of Incorporation, Bylaws or Resolutions of the board of directors of the Borrower, is authorized to execute and deliver this Loan Agreement and the other Loan Documents on behalf of the Borrower.

           1.13 "Banks" has the meaning assigned to that term in the introduction to this Loan Agreement.

           1.14 "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy" as now and hereafter in effect, or any successor statute.

           1.15 "Borrower" means the Person identified as "Borrower" in the Introduction to this Loan Agreement.

           1.16 "Borrower's Loan Accounts" means the accounts respectively on the books of the Banks in which will be recorded Loans made by the Banks to the Borrower, payments made on such Loans and other appropriate debits and credits as provided by this Loan Agreement.

           1.17 "Business Combination" means any acquisition or merger, whether accounted for under GAAP as a purchase or pooling of interests and regardless of whether the value of the consideration paid or received is comprised of cash, assets, common stock, preferred stock, partnership interests, limited liability company or limited liability partnership interests.

           1.18 "Business Day" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the Commonwealth of Kentucky or is a day on which banking institutions located in the Commonwealth of Kentucky are authorized or required by law or other governmental action to close.

           1.19 "Capital Lease" as applied to any Person means any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

           1.20 "Change in Control" means (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Borrower and its Subsidiaries; or (ii) a majority of the board of directors of the Borrower or of any direct or indirect holding company thereof shall consist of Persons who either were not directors of the Borrower as of the Closing Date or who were not nominated for election as a director by at least two directors who held such positions as of the Closing Date; or (iii) the acquisition by any Person or group of related Persons (other than the Management Group) for purposes of Section 13(d) of the Exchange Act, or the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of the Borrower or of any direct or indirect holding company thereof.

           1.21 "Closing Date" means February 17, 2004.

           1.22 "Closing Fees" means the Closing Fees described in Section 2.3A hereof.

           1.23 "Companies" means the Borrower and the Subsidiaries.

           1.24 "Compliance Certificate" means a certificate substantially in the form of Exhibit H annexed hereto, to be delivered by the Borrower to the Agent Bank pursuant to Section 7.3E hereof.

           1.25 "Consolidated Adjusted EBITDA" means, for any period, Consolidated EBITDA plus all non cash charges and non-cash losses for such period including the amount of any compensation deduction as the result of any grant of stock or stock equivalents to employees, officers, directors or consultants, all as determined on a consolidated basis in accordance with GAAP.


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
           1.26 "Consolidated Capital Expenditures" means, for any period, the aggregate of all cash expenditures including all amounts expended or capitalized under Capital Leases (but excluding any amount representing capitalized interest) by the Borrower and its Subsidiaries during that period that, in conformity with GAAP, are or are required to be included in the property, plant or equipment reflected in the consolidated balance sheet of the Borrower and its Subsidiaries.

           1.27 "Consolidated EBIT" means, for any period, (A) the sum of the amounts for such period of (i) Consolidated Net Income, (ii) provisions for taxes based on income, (iii) Consolidated Interest Expense, (iv) amortization or write-off of deferred financing costs to the extent deducted in determining Consolidated Net Income, and (v) losses on sales of assets (excluding sales in the ordinary course of business) and other extraordinary losses, less (B) the sum of (i) the amount for such period of gains on sales of assets (excluding sales in the ordinary course of business) and other extraordinary gains and (ii) interest income (to the extent interest income was included in Consolidated Net Income), all as determined on a consolidated basis in accordance with GAAP.

           1.28 "Consolidated EBITDA" means, for any period, (i) Consolidated EBIT, (ii) depreciation expense and (iii) amortization expense, all as determined on a consolidated basis in accordance with GAAP.

           1.29 "Consolidated Interest Expense" means, for any period, total interest expense (including that attributable to Capital Leases in accordance with GAAP) of the Borrower and its Subsidiaries with respect to all outstanding indebtedness of the Borrower and its Subsidiaries, upon a consolidated basis.

           1.30 "Consolidated Net Income" means for any period, the net income (or loss) of the Borrower and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP, plus all net non-cash charges, and less all net non-cash gains, included in determining such net income (or loss) to the extent relating to inventory LIFO reserves, provided that there shall be excluded from the calculation thereof (without duplication) (i) the income (or loss) of any Person (other than Subsidiaries of the Borrower) in which any other Person (other than the Borrower or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of its Subsidiaries by such Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries or that Person's assets are acquired by the Borrower or any of its Subsidiaries and (iii) the income of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary.


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
           1.31 "Contingent Obligations" means, with respect to the Borrower and the Subsidiaries, any direct or indirect liability, contingent or otherwise (excluding all transactions which, on a consolidated basis under GAAP, should be eliminated) of the Borrower and the Subsidiaries, (i) with respect to any indebtedness, lease, dividend, letter of credit or other obligation of another if the primary purpose or intent thereof by the Borrower and the Subsidiaries is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holder of such obligation will be protected (in whole or in part) against loss in respect thereof, or (ii) under any letter of credit issued for the account of the Borrower and the Subsidiaries or for which the Borrower and the Subsidiaries are otherwise liable for reimbursement thereof, or (iii) under interest rate swap agreements, interest rate collar agreements or other similar arrangements providing interest rate protection. Contingent Obligations shall include, without limitation, (a) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by the Borrower and the Subsidiaries of the obligation of another, and (b) any liability of the Borrower and the Subsidiaries for the obligations of another through any agreement (contingent or otherwise) (1) to purchase, repurchase, or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), (2) to maintain the solvency of any balance sheet item, level of income or financial condition of another, or (3) to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, in the case of any agreement described under subclauses (1), (2) or (3) of this sentence if the primary purpose or intent thereof is as described in clause (i) of the preceding sentence. The amount of any Contingent Obligation, as at any time of determination, shall be equal to the amount of the obligation so guaranteed or otherwise supported at such time of determination which amount shall be deemed to be the amount of such obligation guaranteed, as reasonably estimated by the Borrower, if such amount cannot be specifically determined at the time of determination.

           1.32 "Covered Tax" means any Tax that is not an Excluded Tax.

           1.33 "Default Rate" means, for any Loan, the Prime Rate plus two percent (2.00%).

           1.34 "Distribution" means any amount declared or paid, or set apart by a Person for the purpose of payment of, (a) any dividend or other distribution on or in respect of any shares of any class of such Person's capital stock, or (b) the purchase, retirement, reacquisition or redemption of any shares of any class of such Person's capital stock, (c) any distribution by way of reduction of capital or (d) any other distribution on or in respect of any shares of any class of such Person's capital stock.

           1.35 "Dollars" or "$" means lawful currency of the United States of America.

           1.36 "Environmental Audit" has the meaning set forth in Section 5.1R hereof.

           1.37 "Environmental Complaint" means any complaint, order, directive, claim, citation or notice by any governmental authority or any other Person described in Section 6.13E hereof.

           1.38 "Equipment" means, when used with respect to any Person, all of the following, whether owned or held on the date of this Agreement or acquired thereafter: the equipment, machinery, furniture and leasehold improvements, owned by such Person, used or intended for use by such Person in the conduct of such Person's business, but excluding all motor vehicles with respect to which any jurisdiction has issued a certificate of title. Some of the Equipment in existence on the date of this Agreement may be more particularly described on any UCC-1 financing statement executed in favor of the Agent Bank in connection with this Agreement or one of the other Loan Documents, and in one or more Exhibits referenced in one or more Schedules to this Agreement or one of the other Loan Documents.

           1.39 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

           1.40 "Events of Default" means the occurrence or happening of any of the matters set forth in Section 9 hereof.

           1.41 "Excluded Tax" means any of the following taxes, levies, imposts, duties, deductions, withholdings or charges, and all liabilities with respect thereto: (i) Taxes imposed on the net income of any Bank or a Tax Transferee (including without limitation branch profits taxes, minimum taxes and taxes computed under alternative methods, at least one of which is based on net income) (collectively referred to as "net income taxes") by (A) the United States of America, (B) the jurisdiction under the laws of which such Bank or Tax Transferee is organized or any political subdivision thereof, or (C) the jurisdiction of such Bank's or Tax Transferee's applicable lending office or any political subdivision thereof, or (D) any jurisdiction in which such Bank or Tax Transferee is doing business, (ii) any Taxes to the extent that they are in effect and would apply to a payment to any Bank as of the Closing Date, or as of the date such Person becomes a Bank, in the case of any assignee pursuant to
Section 12 hereof, (iii) any Taxes that are in effect and would apply to a payment to a Tax Transferee as of the date of acquisition of any portion of the Revolving Credit Loans by such Tax Transferee or the date of the change of lending office of such Tax Transferee, as the case may be (provided however that a Person shall not be considered a Tax Transferee for purposes of this clause
(iii) as a result of a change of its lending office or the taking of any other steps pursuant to Section 14.4 hereof), (iv) any Taxes to the extent of any credit or other Tax benefit available to any Bank or Tax Transferee, as applicable, as a result thereof, or (v) any Taxes that would not have been imposed but for the failure by any Bank or Tax Transferee, as applicable, to provide and keep current any certification or other documentation required to qualify for an exemption from or reduced rate of any Tax.

           1.42 "Existing Studies" has the meaning set forth in Section 5.1P.

           1.43 "Federal Funds Effective Rate" for any day means the rate per annum (based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight Federal funds transactions arranged by Federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Agreement; provided, if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the "Federal Funds Effective Rate" for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced.

           1.44 "Financial Officer" means the chief financial officer of the Borrower or other officer who is the highest ranking officer with responsibility for the financial affairs of the Borrower.

           1.45 "Fiscal Quarter" means a fiscal quarter of the Borrower and the Subsidiaries. The Fiscal Quarters of the Borrower and the Subsidiaries will be reported as of on the last day of each March, June, September and December of each calendar year.

           1.46 "Fiscal Year" means a fiscal year of the Borrower and the Subsidiaries. The Borrower's current Fiscal Year ends on the last day of December of each calendar year.

           1.47 "Fixed Charge Coverage Ratio" means the ratio set forth in
Section 8.6 hereof.

           1.48 "Funded Debt" means, with respect to the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP, (i) all indebtedness for borrowed money, including, without limitation, all Revolving Credit Loans, all NATC Notes, all Senior Discount Notes, and all reimbursement obligations in respect of all letters of credit, including the Letters of Credit, (ii) that portion of obligations with respect to capital leases which is properly classified as a liability on a balance sheet in conformity with GAAP,
(iii) notes payable and drafts accepted representing extensions of credit representing obligations for borrowed money, (iv) any obligation owed for all or any part of the deferred purchase price of property or services which purchase price is (y) due more than twelve (12) months from the date of incurrence of the obligation in respect thereof, or (z) evidenced by a note or similar written instrument, but excluding trade payables incurred in the ordinary course of business, (v) all indebtedness secured by any lien on any property or asset owned by the Borrower and the Subsidiaries regardless of whether the indebtedness secured thereby shall have been assumed by the Borrower and the Subsidiaries or is non-recourse to the credit of the Borrower and the Subsidiaries but only to the extent of the fair market value of any such property or assets, and (vi) all Contingent Obligations of the Borrower and the Subsidiaries with respect to foregoing.

           1.49 "Funding Date" means the date of the funding of a Revolving Credit Loan.

           1.50 "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination, as applied in accordance with Sections 1.98 and 7.3 hereof.

           1.51 "General Intangibles" shall mean all of the personal property (including things in action) of a Person, other than goods, accounts, chattel paper, commercial tort claims, deposit accounts, documents, goods, instruments, investment property, letter of credit rights, letters of credit, money and oil, gas or other minerals before extraction (all as defined in the Uniform Commercial Code), whether such personal property is owned by such Person on the date of this Agreement, or is acquired thereafter, and (a) shall include, but not be limited to, all existing and future rents, late charges, penalties, fees, interest, royalties, rights, claims, benefits and proceeds in, under or to any leases, franchise agreements, insurance policies (whether held and/or maintained by such Person or otherwise), mailing and customer lists, chooses in action, books, records, patents and patent applications, copyrights, trademarks, service marks, logos, trade or business names, trade secrets, inventions, processes and all other intellectual property, sales contracts, licenses, permits, tax and all other types of refunds, returned and unearned insurance premiums, claims, product designs, plans, drawings, business and/or technical data, computer programs, computer tapes and software, catalogs, blueprints, contract rights, judgments, goodwill, payment intangibles, (b) all rights, applications, continuations, renewals, substitutions, improvements, modifications and extensions in any manner related thereto, and (c) all proceeds and products thereof, and all of a Person's rights as an unpaid vendor, lienor, lessor, or assignee, including stoppage in transit, replevin or reclamation. The term "General Intangible" includes "general intangible" as defined in Uniform Commercial Code 9-102(a)(42).

           1.52 "Guaranty Agreement" means the Amended and Restated Guaranty Agreement entered into by each of the Subsidiaries and the Agent Bank. The Guaranty Agreement amends and restates in its entirety the Original Guaranty, as amended by the 2002A Amendment, the 2003A Amendment, and the 2003B Amendment.

           1.53 "Hazardous Discharge" means any event described in Section 6.13D hereof.

           1.54 "Hazardous Materials" means any and al substances, chemicals or wastes (including, without limitation, asbestos, polychlorinated biphenyls ("PCBs") and petroleum) that are designated or defined (either by inclusion in a list of materials or by reference to exhibited characteristics) as hazardous, toxic or dangerous, or as a pollutant or contaminant in any of the Relevant Environmental Laws.

           1.55 "Holdco" means North Atlantic Company, Inc., a Delaware corporation, the issuer of the Senior Discount Notes.

           1.56 "Interest Payment Date" means, (i) with respect to each Prime Rate Loan, the last day of each calendar month during which such Prime Rate Loan is outstanding in whole or in part, (ii) with respect to each LIBOR Loan, the ninetieth (90th) day of the Interest Period applicable to such LIBOR Loan, and/or the last day of the Interest Period applicable to such LIBOR Loan, whichever is earlier, and (iii) with respect to all Revolving Credit Loans, the date of maturity thereof.

           1.57 "Interest Period" means any interest period applicable to a LIBOR Loan, as determined pursuant to Section 2.2B hereof with respect to the Revolving Credit Loans that are LIBOR Loans.

           1.58 "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement.

           1.59 "Interest Rate Determination Date" means each date for calculating the LIBOR for purposes of determining the interest rate in respect of an Interest Period. The Interest Rate Determination Date shall be the date which is two (2) Business Days prior to the related Interest Period for a LIBOR Loan.

           1.60 "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter.

           1.61 "ISP" means the International Standby Practices (ISP98), setting forth rules on standby letters of credit endorsed by the International Chamber of Commerce, as amended from time to time hereafter.

           1.62 "Inventory" means all of the following, whether owned or held on the date of this Agreement or acquired thereafter: All goods held for sale or lease; all goods to be furnished under contracts of service, and after so furnishing them; all raw materials, work in process or materials used or consumed in business, and all goods returned to or repossessed by their seller.

           1.63 "Letters of Credit" means all standby letters of credit or similar instruments issued by the Agent Bank for the account of the Borrower pursuant to Section 2.6 of the Loan Agreement for the purpose of securing the performance, payment, deposit or surety obligations of the Borrower or a Subsidiary of the Borrower.

           1.64 "Letter of Credit Subfacility" means the commitment of the Agent Bank, to issue Letters of Credit for the account of the Borrower or a Subsidiary of the Borrower up to an aggregate amount at any one time outstanding of Twenty Five Million Dollars ($25,000,000). The Letter of Credit Subfacility is a sublimit of the Revolving Credit Facility.

           1.65 "Letter of Credit Fee" has the meaning assigned to that term in
Section 2.6F(i) hereof.

           1.66 "Letter of Credit Fronting Fee" has the meaning assigned to that term in Section 2.6F(v) hereof.

           1.67 "Letter of Credit Usage" means, as at any date, the sum of (i) the maximum aggregate amount which is or at any time thereafter may become available for drawing under all Letters of Credit then outstanding, plus (ii) the aggregate amount of all drawings under all Letters of Credit honored by the Agent Bank and not theretofore reimbursed by the Borrower to the Agent Bank, whether by virtue of the Banks making a Revolving Credit Loan to the Borrower to enable the Borrower to reimburse the Agent Bank for such drawing or otherwise.

           1.68 "LIBOR Loan" means any advance or any part of the principal of any Revolving Credit Loan for which the Borrower has properly selected an Interest Period and which is to bear interest at LIBOR plus the Applicable LIBOR Margin.

           1.69 "LIBOR" means, for a particular LIBOR Loan for a particular Interest Period, the annual rate of interest determined by the Agent Bank in accordance with its usual procedures (which determination shall be conclusive absent manifest error) (rounded, if necessary, to the nearest 1/16 of 1%) to be the "offered" Eurodollar rate as of 11:00 a.m. London time two Business Days preceding the first day of the Interest Period for such LIBOR Loan for deposits in immediately available funds in United States dollars for delivery on the first day of such Interest Period for an amount substantially equal to the principal amount of that LIBOR Loan and for a period approximately equal to such Interest Period, as shown on the TeleRate Service or as published by a comparable interest rate reporting service selected by the Agent Bank.

           1.70 "Lien" means a security interest, encumbrance, mortgage, pledge, lien or charge.

           1.71 "Loan" means a Revolving Credit Loan.

           1.72 "Loan Agreement" means this Loan Agreement as further amended, supplemented or otherwise modified from time to time. This Loan Agreement amends and restates in its entirety the Original Loan Agreement, as amended by the 2002A Amendment, the 2003A Amendment, the 2003B Amendment and the 2003C Amendment.

           1.73 "Loan Documents" means this Loan Agreement, the Revolving Credit Notes, each Application and Agreement for Letter of Credit, the Pledge Agreement, the Security Agreement, the Mortgage, the Trademark Assignments and all other agreements, documents and instruments now or hereafter evidencing and or pertaining to this Loan Agreement and/or the Obligations, and as may be further amended, supplemented or otherwise modified from time to time.

           1.74 "Majority Banks" shall have the meaning set forth in Section
16.10 hereof.

           1.75 "Management Group" means Thomas F. Helms, Jr., David Brunson and any other member of the senior management of the Borrower.

           1.76 "Material Adverse Effect" means a material adverse effect on the business, property, assets or condition (financial or otherwise) of the Borrower and the Subsidiaries taken as a whole.

           1.77 "Mortgaged Properties" means all the real property, personal property and fixtures encumbered by the Mortgage.

           1.78 "Mortgage" means the Mortgage, Assignment of Rents and Leases and Fixture Filing from National Tobacco Company, L.P., as mortgagor, in favor of the Agent Bank on behalf of all of the Banks, as mortgagee, encumbering the Mortgaged Properties, as amended by the 2002A Amendment, the 2003A Amendment, and the 2003B Amendment.

           1.79 "NAOC Trademark Assignment" means the Amended and Restated Collateral Assignment of Security Interest in United States Trademarks from NAOC in favor of the Agent Bank, executed as of February 17, 2004.

           1.80 "NATC Notes" means the Borrower's 9.25% Senior Notes due 2012, issued on unsecured basis in the aggregate principal amount of $200,000,000.

           1.81 "NATC Notes Indenture" means the Indenture between the Borrower, the guarantors party thereto and Wells Fargo Bank, Minnesota National Association dated as of February 17, 2004, with respect to the NATC Notes.

           1.82 "Net Cash Interest" means actual cash interest payments with respect to indebtedness made by Borrower and the Subsidiaries, reduced by all interest income of the Borrower and the Subsidiaries, on a consolidated basis.

           1.83 "NTCLP Trademark Assignment" means the Amended and Restated Collateral Assignment of Security Interest in United States Trademarks from NTCLP in favor of the Agent Bank, executed as of February 17, 2004.

           1.84 "Notice of Conversion/Continuation" means the Notice in the form of Exhibit D annexed hereto with respect to the conversion and/or continuation of the interest rate(s) applicable to the Revolving Credit Loans, as set forth in Section 2.2D hereof.

           1.85 "Obligations" means, collectively, (i) the entire unpaid principal balance of and all interest now accrued or hereafter to accrue on the Revolving Credit Notes, (ii) the obligation of the Borrower to reimburse the Agent Bank for all drafts honored by the Agent Bank under Letters of Credit together with accrued interest thereon, (iii) the performance of all of the covenants, agreements and obligations of the Borrower and the Subsidiaries hereunder and under the other Loan Documents, (iv) all obligations of the Borrower and the Subsidiaries to the Banks and their Affiliates with respect to Interest Rate Agreements, derivatives and foreign exchange exposure, and (v) all other liabilities, obligations, covenants and duties owing by the Borrower and the Subsidiaries to any Bank arising under or pursuant to this Loan Agreement or the other Loan Documents of any kind or nature, present or future, and whether or not evidenced by any note, guaranty or other instrument. The term "Obligations" includes, without limitation, all interest, charges, expenses, reasonable attorneys' fees and any other sums chargeable to the Borrower and the Subsidiaries under this Loan Agreement and/or any other Loan Document.

           1.86 "Pension Plan" means any employee benefit plan established or maintained by the Borrower which is subject to ERISA.

           1.87 "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, other entity or group, institution, party or government, whether federal, state, county, city, municipal or other, or any agency or division thereof.

           1.88 "Pledge Agreement" means that certain Amended and Restated Pledge Agreement in the form of Exhibit G-1 hereto, dated as of the date of this Agreement, between the Borrower and the Agent Bank, for the benefit of the Banks. The Pledge Agreement amends and restates in its entirety the Original Pledge Agreement, as amended by the 2002A Amendment, the 2003A Amendment, the 2003B Amendment and the 2003C Amendment.

           1.89 "Pledge Agreement - Holdco" means that certain Pledge Agreement in the form of Exhibit G-2 hereto, dated as of the date of this Agreement, between Holdco and the Agent Bank, for the benefit of the Banks.

           1.90 "Prime Rate" means a rate per annum equal to the prime rate of interest announced from time to time by the Agent Bank or its parent (which is not necessarily the lowest rate charged to any customer), changing when as said prime rate changes.

           1.91 "Prime Rate Loan" means Loans bearing interest at rates determined with reference to the Prime Rate, as the same may change from time to time, as provided in Section 2.2A with respect to Revolving Credit Loans that are Prime Rate Loans.

           1.92 "Real Property" means, collectively, the real property and improvements thereon described in Exhibit I.

           1.93 "Relevant Environment Laws" means any and all federal, state and local laws, codes, ordinances, rules, regulations, reported and publicly available orders, reported judicial determinations, and reported and publicly available decisions of an executive body or any governmental and quasi-governmental entity, whether in the past, the present or the future, pertaining to health, safety or the environment in effect in any and all jurisdictions in which the Borrower is or at any time may be doing business, or where the Real Property is located. The Relevant Environmental Laws shall include, but shall not be limited to, the following: (1) the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Sections 9601, et seq.; the Superfund Amendments and Reauthorization Act, Public Law 99-949, 100 Stat. 1613; the Resource Conservation and Recovery Act, 42 U.S.C.
Section 6901, et seq.; the National Environmental Policy Act, 42 U.S.C. Section 4321; the Safe Drinking Water Act, 42 U.S.C. Sections 300F, et seq.; the Toxic Substances Control act, 15 U.S.C. Section 2601; the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801; the Federal Water Pollution Control Act, 33 U.S.C. Sections 1251, et seq.; the Clean Air Act, 42 U.S.C. Section 7401, et seq.; and the regulations promulgated in connection therewith; (2) EPA regulations pertaining to asbestos (including 29 C.F.R. Sections 1910.1001 and 1926.58); and any state and local laws and regulations pertaining to Hazardous Materials and/or asbestos.

           1.94 "Request for Revolving Credit Loan" means the Request in the form of Exhibit E annexed hereto with respect to a proposed Revolving Credit Loan to be delivered by the Borrower to the Agent Bank pursuant to Section 2.lC hereof.

           1.95 "Revolving Credit Facility" means the revolving line of credit established by the Banks in favor of the Borrower in a principal amount equal to the following amounts during the following periods: (a) from Closing Date until August 31, 2005, Fifty Million Dollars ($50,000,000); and (b) from September 1, 2005, until Revolving Loan Commitment Termination Date, Forty Million Dollars ($40,000,000), pursuant to which the Borrower may obtain Revolving Credit Loans from the Banks and/or Letters of Credit from the Agent Bank during the term of the Revolving Credit Facility upon the terms and conditions set forth in this Loan Agreement. The Revolving Credit Facility includes as a sublimit the Letter of Credit Subfacility. All references to the "aggregate principal balance of the Revolving Credit Loans outstanding" or similar phrases in this Loan Agreement or in the Revolving Credit Notes shall mean, as of the date of determination thereof, the sum of (i) the entire aggregate outstanding principal balance of all Revolving Credit Loans made by the Banks pursuant to this Loan Agreement and
(ii) the then existing Letter of Credit Usage.

           1.96 "Revolving Credit Facility Commitment Fees" has the meaning set forth in Section 2.3C hereof.

           1.97 "Revolving Credit Facility Pro Rata Shares" means, with respect to each Revolving Loan Commitment of each Bank, the percentage set forth opposite that Bank's name on Schedule 2.1 annexed hereto; provided that Schedule
2.1 shall be amended and each Bank's Revolving Credit Facility Pro Rata Share shall be adjusted from time to time to give effect to the addition or removal of any Bank as provided herein or by assignment pursuant to Section 12 hereof.

           1.98 "Revolving Credit Loans" means advances of principal of the Revolving Credit Facility made pursuant to Section 2 hereof by the Banks to the Borrower from time to time pursuant to, and subject to the terms and conditions set forth in, this Loan Agreement to support the working capital needs of the Borrower and for the other purposes described in Section 2.5A hereof.

           1.99 "Revolving Credit Notes" means (i) that certain Revolving Credit Note (or those certain Revolving Credit Notes) dated of even date with this Loan Agreement, made by the Borrower, payable to the order of Bank One, and in the face principal amount of Thirty Million Dollars ($30,000,000), a form of which is annexed to this Loan Agreement as Exhibit A, and (ii) that certain Revolving Credit Note (or those certain Revolving Credit Notes) dated of even date with this Loan Agreement, made by the Borrower, payable to the order of LaSalle, and in the face principal amount of Twenty Million Dollars ($20,000,000), a form of which is annexed to this Loan Agreement as Exhibit B, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time and each future Revolving Credit Notes, if any, made by the Borrower pursuant to the Revolving Credit Facility.

           1.100 "Revolving Loan Commitments" means each Bank's commitment to maintain or make Revolving Credit Loans and/or to issue Letters of Credit as set forth in Section 2.1 hereof.

           1.101 "Revolving Loan Commitment Termination Date" means the Revolving Loan Commitment Termination Date then in effect, which shall be the earliest of (i) February 28, 2007, (ii) the date as of which the Obligations shall have become immediately due and payable pursuant to Section 9 of the Loan Agreement and (iii) the date on which all of the Obligations are paid in full (including, without limitation, the repayment, expiration, termination or cash collateralization of Letters of Credit pursuant to this Loan Agreement) and the Revolving Loan Commitments are reduced to zero and cancelled.

           1.102 "Security Agreement" means any of the Amended and Restated Security Agreement dated as of the date hereof entered into between the Agent Bank and the Borrower and the Subsidiaries, for the benefit of the Banks, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, whether entered into as of the Closing Date, or subsequent thereto, substantially in the form of Exhibit F annexed hereto. The Security Agreement amends and restates in its entirety the Original Security Agreement, as amended by the 2002A Amendment, the 2003A Amendment, the 2003B Amendment and the 2003C Amendment.

           1.103 "Senior Discount Notes" means Holdco's 12.25% Senior Discount Notes due 2014.

           1.104 "Stoker Trademark Assignment" means the Amended and Restated Collateral Assignment of Security Interest in United States Trademarks from Stoker in favor of the Agent Bank, executed as of February 17, 2004.

           1.105 "Stoker & Sons Trademark Assignment" means the Amended and Restated Collateral Assignment of Security Interest in United States Trademarks from Stoker & Sons in favor of the Agent Bank, executed as of February 17, 2004.

           1.106 "Subsidiary" means (i) any corporation of which more than 50% of the outstanding Voting Stock is at the time owned by the Borrower or by one or more of its Subsidiaries, and (ii) any Person controlled by the Borrower or by one or more of its Subsidiaries, whether by virtue of voting interest, other beneficial interest or by voting agreement, contract, proxy or otherwise; provided, however, that as of the Closing Date neither International Flavors and Technologies, Inc. nor Select Tobacco Brands, Inc. shall be considered as a "Subsidiary" for purposes of this Agreement, subject to the provisions of
Section 7.14 hereof.

           1.107 "Tax" or "Taxes" means any present or future tax, levy, impost, duty, charge, governmental fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed; provided that "Tax on the overall net income" of a Person shall be construed as a reference to a tax imposed by the jurisdiction in which that Person's principal office (and/or, in the case of any Bank, its lending office) is located on all or part of the net income, profits or gains of that Person (whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise).

           1.108 "Tax Transferee" means any Person who acquires any interest in the Revolving Credit Loans (whether or not by operation of law) or the office to which any Bank has transferred its Revolving Credit Loans for purposes of determining where such Bank's Revolving Credit Loans are made, accounted for or booked.

           1.109 "Total Utilization of Revolving Loan Commitments" means, as at any date of determination thereof, the sum of (i) the aggregate principal amount of all outstanding Revolving Credit Loans and (ii) the Letter of Credit Usage.

           1.110 "Trademark Assignments" means, collectively, the NAOC Trademark Assignment, the NTCLP Trademark Assignment, the Stoker Assignment, the Stoker & Sons Assignment.

           1.111 "Uniform Commercial Code" means the Uniform Commercial Code in effect in the State of New York, as amended from time to time.

           1.112 "UCP" means the Uniform Customs and Practice of Documentary Credits (1993 Revision), International Chamber of Commerce Brochure No. 500, or any successor thereto

           1.113 "Voting Stock" means the shares of capital stock or other securities of the Borrower entitled to vote generally in the election of the directors of the Borrower.

           1.114 Accounting Terms and Financial Information.

           A. Accounting Terms. For purposes of this Loan Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP and all financial statements and certificates and reports as to financial matters required to be delivered to the Agent Bank hereunder shall (unless otherwise disclosed to the Agent Bank in writing at the time of delivery thereof in the manner described in paragraph B of this Section) be prepared in accordance with GAAP applied on a basis consistent with GAAP as applied in the preparation of the latest financial statements furnished to the Agent Bank hereunder.

           B. Accounting Variances. The Borrower, for itself and the Subsidiaries, shall deliver to the Agent Bank at the same time as the delivery of any annual or quarterly financial statement under Section 7.3 hereof, (i) a description in reasonable detail of any variation between the application of accounting principles employed in the preparation of such statement and the application of accounting principles employed in the preparation of the next preceding annual or quarterly financial statements (which variation materially affects the presentation of the financial position or results of operations of the Borrower and the Subsidiaries on a consolidated basis in accordance with
GAAP) and (ii) reasonable estimates of the difference between such statements arising as a consequence thereof.

           1.115 Other Definitional Provisions. Any reference in this Loan Agreement (i) to a Section, an Annex, a Schedule or an Exhibit is a reference to a section hereof, an annex hereto, a schedule hereto or an exhibit hereto, respectively; and (ii) to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears. In this Loan Agreement the singular includes the plural and the plural the singular; "hereof," "herein," "hereto," "hereunder" and the like mean and refer to this Loan Agreement as a whole and not merely to the specific section, paragraph or clause in which the respective word appears; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to agreements and other contractual instruments shall be deemed to include all subsequent amendments, supplements, assignments and other modifications thereto, but only to the extent such modifications are not prohibited by the terms of this Loan Agreement, and references to Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons.

                                    SECTION 2
                            REVOLVING CREDIT FACILITY
                            -------------------------

           Subject to the terms and conditions of this Loan Agreement, the Banks hereby establish the Revolving Credit Facility in favor of the Borrower in the principal amount provided in Section 2.1.A. Pursuant to the Revolving Credit Facility, the Borrower may obtain Revolving Credit Loans and/or Letters of Credit pursuant to, and subject to the terms and conditions set forth in, this Loan Agreement for the purposes set forth in Sections 2.4A and 2.5 hereof. The Revolving Credit Facility is subject to the following terms and conditions:

           2.1 Revolving Loan Commitments, Revolving Credit Loans.

           A. Revolving Loan Commitments. Each Bank severally agrees, subject to the limitations set forth below with respect to the maximum amount of Revolving Credit Loans permitted to be outstanding from time to time, to lend to the Borrower from time to time during the period from the Closing Date to but excluding the Revolving Loan Commitment Termination Date an aggregate amount not exceeding its Revolving Credit Facility Pro Rata Share of the aggregate Revolving Loan Commitments. The amount of each Bank's Revolving Loan Commitment is set forth opposite its name on Schedule 2.1 annexed to this Loan Agreement and the aggregate amount of the Revolving Loan Commitments is Fifty Million Dollars ($50,000,000) from the Closing Date until August 31, 2005, and Forty Million Dollars ($40,000,000) thereafter until the Revolving Loan Commitment Termination Date. Each Bank's Revolving Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and all Revolving Credit Loans shall be paid in full no later than that date. Amounts borrowed under this Section 2.lA may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date.

           Anything contained in this Loan Agreement to the contrary notwithstanding, the Revolving Credit Loans and the Revolving Loan Commitments shall be subject to the following limitations:

                (i) The Letter of Credit Subfacility is a sublimit under the Revolving Credit Facility. The amount otherwise available for borrowing under the Revolving Loan Commitments as of the time of determination thereof (other than to reimburse the Agent Bank for the amount of any drawings under any Letters of Credit honored by the Agent Bank and not theretofore reimbursed by the Borrower) shall be reduced by an amount equal to the Letter of Credit Usage as of such time of determination; and

                (ii) The Total Utilization of the Revolving Loan Commitments shall not exceed the then-applicable aggregate Revolving Loan Commitments.

           B. Term of Revolving Loan Commitments. The Revolving Loan Commitments shall become effective immediately as of the Closing Date, and as of the Closing Date, the Borrower may obtain Revolving Credit Loans Credit subject to the terms and conditions contained herein. The Revolving Loan Commitments shall continue in effect until the Revolving Loan Commitment Termination Date, unless sooner terminated by the Banks upon the occurrence and during the continuation of an Event of Default. The Revolving Loan Commitment Termination Date may only be extended by the unanimous written consent of all of the Banks in their sole and absolute discretion. If any Bank elects not to extend the Revolving Loan Commitment Termination Date, such Bank shall notify the Borrower and the other Banks thereof. In the event any Bank elects not to extend the Revolving Loan Commitment Termination Date, the Revolving Loan Commitments shall terminate, and the entire unpaid principal balance of and all accrued and unpaid interest on the Revolving Credit Loans and the Letters of Credit shall be respectively due and payable in full to the Banks on the Revolving Loan Commitment Termination Date, subject at all times to the Banks' absolute right to terminate the Revolving Loan Commitments upon the occurrence and during the continuation of an Event of Default. Upon termination of the Revolving Loan Commitments by the Banks upon the occurrence and during the continuation of an Event of Default, or by the Borrower at any time in its sole and absolute discretion, the entire unpaid principal balance of and all accrued and unpaid interest on the Revolving Credit Loans and the Letters of Credit shall be respectively due and payable in full to the Banks. The termination of the Revolving Loan Commitments, for whatever reason, shall not in any way release or relieve the Borrower from its obligations incurred hereunder or in connection herewith or under the Revolving Credit Notes, the Applications and Agreements for Letters of Credit, or the other Loan Documents and the provisions hereof and of the Revolving Credit Notes, the Applications and Agreements for Letters of Credit, and the other Loan Documents shall continue in full force and effect until the Revolving Credit Notes, the Applications and Agreements for Letters of Credit and all other Obligations have been respectively paid in full to the Banks.

           C. Borrowing Mechanics For Revolving Credit Loans Made to the Borrower. Revolving Credit Loans made to the Borrower on any Funding Date shall be in an aggregate minimum amount of (i) One Hundred Thousand Dollars ($100,000) and integral multiples of Fifty Thousand Dollars ($50,000) in excess of that amount in the case of Prime Rate Loans, and (ii) Three Hundred Thousand Dollars ($300,000) and integral multiples of One Hundred Thousand Dollars ($100,000) in excess of that amount in the case of LIBOR Loans. Whenever the Borrower desires that the Banks make a Revolving Credit Loan to the Borrower, the Borrower shall deliver to the Agent Bank a Request For Revolving Credit Loan no later than 12:00 noon (Louisville, Kentucky time) at least three (3) Business Days in advance of the proposed Funding Date in the case of a LIBOR Loan and on the proposed Funding Date in the case of a Prime Rate Loan. The Request For Revolving Credit Loan shall be in the form of Exhibit E annexed hereto and shall specify (i) the proposed Funding Date, (ii) the amount of the Revolving Credit Loan, (iii) whether the Revolving Credit Loan shall be a Prime Rate Loan or a LIBOR Loan, (iv) in the case of any Revolving Credit Loan requested to be made as a LIBOR Loan, the initial Interest Period applicable thereto, and (v) that the amount of the proposed Revolving Credit Loan will not (a) cause the Total Utilization of Revolving Loan Commitments to exceed the aggregate Revolving Loan Commitments. Revolving Credit Loans made to the Borrower may be continued as or converted into Prime Rate Loans or LIBOR Loans in the manner provided in Section 2.2D hereof. In lieu of delivering the above described Request For Revolving Credit Loan, the Borrower may give the Agent Bank telephonic notice by the required time of the requested Revolving Credit Loan under this Section 2.lC; provided that such notice shall be promptly confirmed in writing by delivery of a Request For Revolving Credit Loan to the Agent Bank on or before the applicable Funding Date.

           No Bank shall incur any liability to the Borrower in acting upon any telephonic notice referred to above which the Agent Bank believes in good faith to have been given by a duly Authorized Officer or other Person authorized to borrow on behalf of the Borrower or for otherwise acting in good faith under this Section 2.lC and, upon funding of any Revolving Credit Loan by the Banks in accordance with this Loan Agreement pursuant to any telephonic notice, the Borrower shall have effected such Revolving Credit Loan hereunder.

           Except as provided in Sections 4.2, 4.3 and 4.7 hereof, a Request For Revolving Credit Loan for a LIBOR Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and the Borrower shall be bound to obtain the LIBOR Loan in accordance therewith.

           D. Disbursement of Revolving Credit Loans to the Borrower. All Revolving Credit Loans made to the Borrower under this Loan Agreement shall be made by the Banks simultaneously and proportionately in accordance with their respective Revolving Credit Facility Pro Rata Shares, it being understood that no Bank shall be responsible for any default by the other Bank in funding its Revolving Credit Facility Pro Rata Share of a Revolving Credit Loan requested hereunder by the Borrower, nor shall the Revolving Loan Commitment of any Bank be increased or decreased as a result of the default by the other Bank in funding its Revolving Credit Facility Pro Rata Share of a Revolving Credit Loan requested hereunder by the Borrower. Each Bank shall make its Revolving Credit Facility Pro Rata Share of each Revolving Credit Loan to be made to the Borrower available to the Agent Bank, in same day funds, at the office of the Agent Bank located at 416 West Jefferson Street, Louisville, Kentucky not later than 1:00 P.M. (Louisville, Kentucky time) on the Funding Date. Except with respect to the reimbursement to the Agent Bank for a drawing under a Letter of Credit issued by the Agent Bank as provided in Section 2.6 hereof, upon satisfaction or waiver of the conditions precedent specified in Section 5.1 in the case of the initial Revolving Credit Loan on the initial Funding Date and Section 5.2 in the case of a Revolving Credit Loan on any subsequent Funding Date, the Agent Bank shall make the proceeds of each Revolving Credit Loan requested by the Borrower available to the Borrower on the Funding Date by causing an amount of same day funds equal to the proceeds of the Banks' respective Revolving Credit Facility Pro Rata Shares of such Revolving Credit Loan received by the Agent Bank at its office located at the address set forth in the preceding sentence to be credited to the Borrower's Loan Account maintained at such office of the Agent Bank or wired to an account designated by the Borrower. All Revolving Credit Loans shall be respectively paid in full to the Banks on the Revolving Loan Commitment Termination Date.

           Nothing in this Section 2.1D shall be deemed to relieve any Bank from its obligation to fulfill its Revolving Loan Commitment hereunder or to prejudice any rights that the Borrower may have against any Bank as a result of any default by such Bank hereunder.

           E. Records. Each Bank shall record the Revolving Credit Loans made to the Borrower from time to time and each repayment or prepayment in respect of the principal amount of such Revolving Credit Loans in the Bank's electronic records. Any such recordation in accordance with the terms of this Loan Agreement shall be conclusive and binding on the Borrower absent manifest error; provided, the failure to make any such recordation, or any error in such recordation, shall not affect the Borrower's obligation to repay all Revolving Credit Loans to the Banks in accordance with this Loan Agreement and the Revolving Credit Notes.

           F. Borrower's Loan Accounts. Each Bank shall enter all Revolving Credit Loans made to the Borrower as debits in the Borrower's Loan Account maintained with such Bank. Each Bank shall also record in the Borrower's Loan Account maintained with such Bank in accordance with customary accounting practice all other charges, expenses and other items properly chargeable to the Borrower; all payments made by the Borrower on account of the Revolving Credit Loans made by such Bank; and other appropriate debits and credits. The debit balance of the Borrower's Loan Account maintained with such Bank shall reflect the unpaid principal balance of the Revolving Credit Loans from time to time maintained with such Bank. At least once each month the Agent Bank shall render a statement of account for the Borrower's Loan Account maintained with the Agent Bank and the other Banks, which statement shall be considered correct and accepted by the Borrower and conclusively binding upon the Borrower in the absence of manifest error unless the Borrower notifies the Agent Bank to the contrary within ninety (90) days from the receipt of said statement by the Borrower.

           2.2 Interest on the Revolving Credit Loans.

           A. Rates of Interest. Subject to the provisions of Section 2.2E,
Section 4 and Section 14 hereof, each Revolving Credit Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at (i) the Prime Rate plus the Applicable Prime Rate Margin or (ii) LIBOR plus the Applicable LIBOR Margin, as the case may be. The applicable interest rate mode with respect to Revolving Credit Loans shall be selected by the Borrower initially at the time a Request For Revolving Credit Loan is delivered to the Agent Bank pursuant to Section 2.1C hereof. The interest rate with respect to any Revolving Credit Loan may be changed by the Borrower from time to time pursuant to Section 2.2D hereof. If on any day a Revolving Credit Loan is outstanding with respect to which notice has not been delivered to the Agent Bank or the Banks in accordance with the terms of this Loan Agreement specifying the applicable interest rate, then, that Revolving Credit Loan shall bear interest as follows:

                (i) at the current LIBOR plus the Applicable LIBOR Margin for successive Interest Periods equal in length to the immediately ended Interest Period, unless the length of any new Interest Period would extend beyond the Revolving Loan Commitment Termination Date;

                (ii) at the current LIBOR plus the Applicable LIBOR Margin for a one month Interest Period, unless the length of such one month Interest Period would extend beyond the Revolving Loan Commitment Termination Date; or

                (iii) at the Prime Rate plus the Applicable Prime Rate Margin, if either Interest Period referenced in (i) and (ii) would extend beyond the Revolving Loan Commitment Termination Date.

           B. Interest Periods for LIBOR Loans. In connection with each LIBOR Loan, the Borrower may, pursuant to the applicable Request For Revolving Credit Loan, select the Interest Period to be applicable to such LIBOR Loan, which Interest Period shall be at the Borrower's option either a one, two, three or six month period. The following provisions are applicable to Interest Periods generally:

                (i) the initial Interest Period for any LIBOR Loan shall commence on the Funding Date of such LIBOR Loan, in the case of a Revolving Credit Loan initially made as a LIBOR Loan, or on the date specified in the applicable Notice of Conversion/Continuation, in the case of a Revolving Credit Loan converted to a LIBOR Loan;

                (ii) in the case of immediately successive Interest Periods applicable to a LIBOR Loan continued as such pursuant to Notice of Conversion/Continuation, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

                (iii) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that, if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                (iv) any Interest Period of a LIBOR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (iii) of this Section 2.2B, end on the last Business Day of such calendar month;

                (v) no Interest Period shall extend beyond the Revolving Loan Commitment Termination Date.

           C. Interest Payments. Subject to the provisions of Section 2.2E hereof, interest shall be payable on the Revolving Credit Loans as follows:

                (i) interest on each Prime Rate Loan shall be payable in arrears on and to the last day of each calendar month, and at maturity (including final maturity); and

                (ii) interest on each LIBOR Loan shall be payable in arrears on and to the ninetieth (90th) day during each Interest Period applicable to that LIBOR Loan, the last day of each Interest Period applicable to that LIBOR Loan, and upon any prepayment or repayment of that LIBOR Loan (to the extent accrued on the amount being prepaid or repaid) and at maturity (including final maturity).

           D. Conversion or Continuation of Interest Rate Modes. Subject to the provisions of Section 2.4 hereof, the Borrower shall have the option (i) at any time to convert all or any part of outstanding Revolving Credit Loans bearing interest as Prime Rate Loans to Revolving Credit Loans bearing interest as LIBOR Loans; and (ii) upon the expiration of any Interest Period applicable to a Revolving Credit Loan bearing interest as a LIBOR Loan, (a) to continue all or any portion of such Loan as a LIBOR Loan, with the succeeding Interest Period of such continued LIBOR Loan to commence on the most recent Interest Payment Date thereof or (b) to convert all or any part of such Loan to a Prime Rate Loan.

           The Borrower shall deliver a Notice of Conversion/Continuation to the Agent Bank no later than 12:00 noon (Louisville, Kentucky time) at least three
(3) Business Days in advance of the proposed conversion/continuation date. A Notice of Conversion/ Continuation shall specify (i) the proposed conversion/continuation date (which shall be a Business Day), (ii) the amount of the Revolving Credit Loan to be converted/continued, (iii) the nature of the proposed conversion/continuation, (iv) in the case of a conversion to, or continuation of, a LIBOR Loan, the requested Interest Period, and (v) in the case of a conversion to, or a continuation of, a LIBOR Loan or a Prime Rate Loan, that no Event of Default has occurred and is continuing. In lieu of delivering the above-described Notice of Conversion/Continuation, the Borrower may give the Agent Bank telephonic notice by the required time of any proposed conversion/continuation under this section 2.2D; provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Conversion/Continuation to the Agent Bank on or before the proposed conversion/continuation date.

           The Banks shall not incur any liability to the Borrower in acting upon any telephonic notice referred to above that the Agent Bank believes in good faith to have been given by a duly Authorized Officer or other Person authorized to act on behalf of the Borrower or for otherwise acting in good faith under this Section 2.2D, and upon conversion or continuation of the applicable basis for determining the interest rate with respect to any Revolving Credit Loans in accordance with this Loan Agreement pursuant to any such telephonic notice, the Borrower shall have effected a conversion or continuation, as the case may be, hereunder.

           Except as otherwise provided in Sections 4.2, 4.3 and 4.7 hereof, a Notice of Conversion/Continuation for conversion to, or continuation of, a LIBOR Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date and the Borrower shall be bound to effect a conversion or continuation in accordance therewith.

           E. Post-Maturity Interest. Any principal payments on the Revolving Credit Loans not paid when due and, to the extent permitted by applicable law, any interest payments on the Revolving Credit Loans or any fees or other amounts owed by the Borrower hereunder not paid when due, in each case whether at stated maturity, by notice of prepayment, by acceleration or otherwise, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable on demand at a rate equal to the Default Rate. Payment or acceptance of the increased rates of interest provided for in this Section 2.2E is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of the Banks.

           F. Computation of Interest. Interest on Revolving Credit Loans bearing interest as LIBOR Loans or as Prime Rate Loans shall be computed on the basis of a 360-day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Revolving Credit Loan, the date of the making of such Revolving Credit Loan or the first day of an Interest Period applicable to such Revolving Credit Loan, as the case may be, shall be included, and the date of payment of such Revolving Credit Loan or the expiration date of an Interest Period applicable to such Revolving Credit Loan or, with respect to a Revolving Credit Loan being converted to a LIBOR Loan or a Prime Rate Loan, the date of conversion of such Revolving Credit Loan to such LIBOR Loan or a Prime Rate Loan shall be excluded; provided that if a Revolving Credit Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Revolving Credit Loan.

           G. Limitation on LIBOR Loan Tranches. At no time shall the number of Revolving Credit Loans bearing interest as LIBOR Loans outstanding at any time outstanding exceed three (3).

           2.3 Fees.

           A. Closing Fees and Expenses. The Borrower agrees to pay to the Agent Bank on the Closing Date, for the benefit of the Banks in accordance with their Revolving Credit Facility Pro Rata Shares, Closing Fees in the total amount of $625,000. Pursuant to this Section 2.3A hereof, the Borrower also agrees to pay to the Agent Bank on the Closing Date the reasonable fees and expenses of the Agent Bank's counsel in negotiating, drafting and closing this Loan Agreement, the Loan Documents and related documents.

           B. Commitment Fee. The Borrower agrees to pay to the Agent Bank, for the benefit of the Banks in proportion to their respective Revolving Credit Facility Pro Rata Shares, commitment fees (the "Revolving Credit Facility Commitment Fees") for the period from and including the Closing Date to and excluding the Revolving Loan Commitment Termination Date, equal to (i) 65/100ths of one percent (0.65%) of the difference between the Revolving Loan Commitments and the average daily aggregate outstanding principal amount of Revolving Credit Loans and the Letter of Credit Usage for such period, when the average daily aggregate outstanding principal amount of Revolving Credit Loans and the Letter of Credit Usage for the period is less than 33% of the Revolving Loan Commitments and (ii) 50/100ths of one percent (0.50%) of the difference between the Revolving Loan Commitments and the average daily aggregate outstanding principal amount of Revolving Credit Loans and the Letter of Credit Usage for the period, when the average daily aggregate outstanding principal amount of Revolving Credit Loans and the Letter of Credit Usage for such period is equal to or greater than 33% of the Revolving Loan Commitments (in either case, the applicable percentage being the "Applicable Commitment Fee Percentage"). The Revolving Credit Facility Commitment Fees shall be calculated on the basis of a 360-day year and the actual number of days elapsed and shall be payable quarterly in arrears on the last day of each Fiscal Quarter, commencing on the first such date to occur after the Closing Date, and on the Revolving Loan Commitment Termination Date. The Borrower shall have no liability to any Bank for any Revolving Credit Facility Commitment Fees paid to the Agent Bank which the Agent Bank does not properly remit to such Bank, and such Bank's sole remedy in respect thereof shall be against the Agent Bank.

           2.4 Prepayments and Payments; Reductions in Revolving Loan
Commitments.

           A. Voluntary Prepayments. The Borrower may, upon not less than one
(1) Business Day prior written or telephonic notice confirmed in writing to the Agent Bank, at any time and from time to time, prepay any Revolving Credit Loans in whole or in part in an aggregate minimum amount of One Hundred Thousand Dollars ($100,000) and integral multiples of Twenty Five Thousand Dollars ($25,000) in excess of that amount; provided however that in the event that the Borrower prepays a LIBOR Loan pursuant to this Section 2.4A on a date that is other than the expiration date of the Interest Period applicable thereto, the Borrower shall compensate the Banks in accordance with the provisions of Section
4.4 hereof. If the Borrower has given notice of prepayment as aforesaid, the principal amount of the Revolving Credit Loans specified in such notice shall become due and payable on the prepayment date specified therein. All prepayments of principal of the Revolving Credit Loans shall be accompanied by the payment of accrued interest on the principal amount being prepaid and shall be applied to the payment of interest before application to principal. All prepayments of the Revolving Credit Loans shall be applied first to Prime Rate Loans to the full extent thereof and then shall be applied to LIBOR Loans, in each case in a manner which minimizes the amount of any payments required to be made by the Borrower pursuant to Section 4.4 hereof.

           B. General Provisions Regarding Payments.

                (i) Manner and Time of Payment. All payments of principal, interest and fees hereunder and under the Revolving Credit Notes by the Borrower shall be made without defense, setoff and counterclaim and in same day funds and delivered to the Agent Bank not later than 12:00 noon (Louisville, Kentucky time) on the date due at its office located in Louisville, Kentucky; funds received by the Agent Bank after that time shall be deemed to have been paid by the Borrower on the next succeeding Business Day.

                (ii) Payments to be Made on Business Days. Whenever any payment to be made hereunder or under the Revolving Credit Notes shall be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day (unless no further Business Day occurs in such month, in which case payment shall be made on the Business Day immediately preceding) and such extension or reduction of time shall be included in the computation of the payment of interest hereunder or under the Revolving Credit Notes or of the Revolving Credit Facility Commitment Fees, as the case may be.

           2.5 Use of Proceeds.

           A. Revolving Credit Loans. The proceeds of the Revolving Credit Loans shall be used by the Borrower to fund their working capital needs, to repay or purchase existing indebtedness (and cancel existing letters of credit, if any), for all businesses incidental to or related to the businesses of the Borrower herein described and for general corporate purposes.

           B. Margin Regulations. No portion of the proceeds of any Revolving Credit Loans under this Loan Agreement shall be used by the Borrower in any manner which might cause the making of the Revolving Credit Loans or the application of the proceeds thereof to violate Regulation G, Regulation U, Regulation T, or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or to violate the Securities and Exchange Act of 1934, in each case as in effect on the date or dates of the making of any such Revolving Credit Loan and such use of the proceeds thereof. If requested by the Banks, the Borrower shall execute and deliver to the Banks a completed Federal Reserve Form U-1.

           2.6 Letters of Credit.

           A. Letters of Credit. Subject to the terms and conditions of this Loan Agreement and in reliance upon the representations and warranties of the Borrower and the Subsidiaries set forth herein, the Borrower may request, in accordance with the provisions of this Section 2.6A, that on and after the Closing Date, the Agent Bank issue Letters of Credit for the account of the Borrower denominated in Dollars. The three Letters of Credit issued by Bank One for the benefit of the Borrower and outstanding on the Closing Date shall be deemed to have been issued under this Loan Agreement without the need for any further action on the part of the Borrower. Issuances of Letters of Credit shall be subject to the following limitations:

                (i) The Borrower may not request that the Agent Bank issue any Letter of Credit if, after giving effect to such issuance, (x) the total Letter of Credit Usage would exceed Twenty Five Million Dollars ($25,000,000), or (y) the Total Utilization of Revolving Loan Commitments would exceed the Revolving Loan Commitments.

                (ii) In no event shall the Agent Bank issue, reissue, amend or permit the extension of: (y) any Letter of Credit having an expiration date later than the Revolving Loan Commitment Termination Date in effect at the time of issuance, reissuance, amendment or extension (automatic or otherwise) thereof; or (z) subject to the foregoing clause (y), any Letter of Credit having an expiration date more than one year after its date of issuance; provided that subject to the foregoing clause (y), this clause (z) shall not prevent the Agent Bank from agreeing that a Letter of Credit will automatically be extended annually for one or more periods each not to exceed one year if the Agent Bank does not cancel such extension, subject to the Banks extending the Revolving Loan Commitment Termination Date.

           It shall be a condition precedent to the issuance of any Letter of Credit in accordance with the provisions of this Section 2.6 that each condition set forth in Sections 5.1 and 5.2A and 5.2B of this Loan Agreement shall have been satisfied.

           Immediately upon the issuance of each Letter of Credit, each Bank shall be deemed to, and hereby agrees to, have irrevocably purchased from the Agent Bank a participation in such Letter of Credit and drawings thereunder in an amount equal to such Bank's Revolving Credit Facility Pro Rata Share of the maximum amount which is or at any time may become available to be drawn thereunder, so long as each Letter of Credit is issued in accordance with this Agreement.

           Each Letter of Credit shall provide that it shall be subject to the UCP. Each Letter of Credit may provide that the Agent Bank may (but shall not be required to) pay the beneficiary thereof upon the occurrence of an Event of Default and the acceleration of the maturity of the Revolving Credit Loans or, if payment is not then due to the beneficiary, provide for the deposit of funds in an account to secure payment to the beneficiary and that any funds so deposited shall be paid to the beneficiary of the Letter of Credit if conditions to such payment are satisfied or returned to the Agent Bank for distribution to the Banks (or, if all Obligations shall have been indefeasibly paid in full, to the Borrower) if no payment to the beneficiary has been made and thirty (30) days after the final date available for drawings under the Letter of Credit has passed. Each payment or deposit of funds by the Agent Bank as provided in this paragraph shall be treated for all purposes of this Loan Agreement as a drawing duly honored by the Agent Bank under the related Letter of Credit.

           B. Notice of Issuance. Whenever the Borrower desires the issuance of a Letter of Credit, the Borrower shall deliver to the Agent Bank an Application and Agreement for Letter of Credit in the form of Exhibit C annexed hereto no later than 12:00 noon (Louisville, Kentucky time) at least three (3) Business Days, or in each case such shorter period as may be agreed to by the Agent Bank in any particular instance, in advance of the proposed date of issuance. The Application and Agreement for Letter of Credit shall specify (i) the proposed date of issuance (which shall be a Business Day under the laws of the Commonwealth of Kentucky), (ii) the face amount of the Letter of Credit, (iii) the expiration date of the Letter of Credit, (iv) the name and address of the beneficiary of the Letter of Credit, and (v) a summary of the purpose and contemplated terms of the Letter of Credit. Prior to the date of issuance of any Letter of Credit, the Borrower shall specify a precise description of the documents and the proposed text of any certificate to be presented by the beneficiary under such Letter of Credit which, if presented by the beneficiary prior to the expiration date of the Letter of Credit, would require the Agent Bank to make payment under the Letter of Credit; provided that the Agent Bank, in its sole reasonable judgment, may require changes in any such documents and certificates; provided further that no Letter of Credit shall require payment against a conforming draft to be made thereunder on the same Business Day (under the laws of the Commonwealth of Kentucky) that such draft is presented if such presentation is made after 12:00 noon (Louisville, Kentucky time) on such Business Day. In determining whether to pay under any Letter of Credit, the Agent Bank shall be responsible only to determine that the documents and certificates required to be delivered under that Letter of Credit have been delivered and that they comply on their face with the requirements of that Letter of Credit; provided, further, nothing contained in this Section 2.6B shall be deemed to prejudice the right of the Borrower to recover from the Agent Bank in respect of any amounts paid by the Agent Bank under any Letter of Credit in the event that it is determined by a court of competent jurisdiction that the payment with respect to such Letter of Credit by the Agent Bank constituted gross negligence or willful misconduct on the part of the Agent Bank.

           C. Delivery of Copies of Letters of Credit and Letter of Credit Amendments. The Agent Bank shall, promptly after the issuance of each Letter of Credit, or any amendment or cancellation thereto, furnish to the Banks a copy of such Letter of Credit or of such amendment or cancellation, as the case may be, together with, in the case of the issuance of any Letter of Credit, the amount of its risk participation therein, which shall be such Bank's Revolving Credit Facility Pro Rata Share of the stated amount of such Letter of Credit.

           D. Payment of Amounts Drawn Under Letters of Credit. In the event of any drawing under any Letter of Credit by the beneficiary thereof, the Agent Bank shall promptly notify the Borrower and the Banks of such drawing, and the Borrower shall reimburse the Agent Bank on the date on which such drawing is honored in an amount in same day funds equal to the amount of such drawing. The Borrower shall have the right to obtain a Revolving Credit Loan (subject to the limitations set forth in Section 2.lA hereof and in the absence of any Event of Default hereunder) in an amount sufficient to repay in full any such drawing honored by the Agent Bank under a Letter of Credit.

           E. Payment by Banks with Respect to Letters of Credit. In the event that the Borrower shall fail to reimburse the Agent Bank as provided in Section 2.6D hereof in an amount equal to the amount of any drawing honored by the Agent Bank under a Letter of Credit issued by the Agent Bank, the Agent Bank shall promptly notify each of the other Banks of the unreimbursed amount of such drawing and of each Bank's participation therein, which participation shall be equal to such Bank's Revolving Credit Facility Pro Rata Share of the unreimbursed amount of such drawing. Each Bank shall make available to the Agent Bank an amount equal to its participation in same day funds, at the offices of the Agent Bank located at 416 West Jefferson Street, Louisville, Kentucky not later than 1:00 P.M. (Louisville, Kentucky time) on the Business Day (under the laws of Commonwealth of Kentucky) after the date notified by the Agent Bank, and each such amount so made available by each Bank will be deemed a Revolving Credit Loan made by such Bank to the Borrower under this Loan Agreement as of the date such amount is so made available to the Agent Bank. In the event that any Bank fails to make available to the Agent Bank the amount of such Bank's participation in such Letter of Credit as provided in this Section 2.6E, the Agent Bank shall be entitled to recover such amount on demand from such Bank together with interest at the customary rate set by the Agent Bank for the correction of errors among banks for three (3) Business Days and thereafter at the Federal Funds Effective Rate. Nothing in this Section 2.6 shall be deemed to prejudice the right of any Bank to recover from the Agent Bank any amounts made available by such Bank to the Agent Bank pursuant to this Section 2.6E in the event that it is determined by a court of competent jurisdiction that the payment made by the Agent Bank with respect to a Letter of Credit in respect of which reimbursement was made by such Bank constituted gross negligence or willful misconduct on the part of the Agent Bank. The Agent Bank shall distribute to each other Bank, to the extent that it has paid all amounts payable by it under this Section 2.6E with respect to any Letter of Credit issued by the Agent Bank, such Bank's Revolving Credit Facility Pro Rata Share of all payments received by the Agent Bank from the Borrower in reimbursement of drawings honored by the Agent Bank under such Letter of Credit, as the case may be, when such payments are received. Notwithstanding anything to the contrary herein, each Bank shall have a direct right to reimbursement of such amounts from the Borrower, subject to the procedures for reimbursing such Bank set forth in this Section 2.6.

           F. Compensation. The Borrower agrees to pay, without duplication, the following amounts to the Agent Bank with respect to each such Letter of Credit issued by the Agent Bank for the account of the Borrower:

                (i) With respect to each Letter of Credit, a letter of credit fee (the "Letter of Credit Fee") payable to the Agent Bank for the account of the Banks (and to be shared by the Banks pro rata in accordance with their respective Revolving Credit Facility Pro Rata Shares) equal to the Applicable Letter of Credit Percentage multiplied by the maximum amount available from time to time to be drawn under such Letter of Credit. The Letter of Credit Fee, as based on the Applicable Letter of Credit Percentage, shall be payable quarterly in advance beginning on the date of issuance of such Letter of Credit and quarterly in advance beginning on the date, if such should occur, of each renewal or extension of such Letter of Credit;

                (ii) with respect to drawings made under any Letter of Credit, interest, payable in immediately available funds to the Agent Bank on demand, on the amount paid by the Agent Bank in respect of each such drawing from the date of the drawing through the date such amount is reimbursed by the Borrower at a variable rate equal to the Prime Rate;

                (iii) with respect to the issuance, amendment or transfer of each Letter of Credit and each drawing made thereunder, documentary and processing charges payable to the Agent Bank in accordance with the Agent Bank's standard schedule for such charges in effect at the time of such issuance, amendment, transfer or drawing, as the case may be;

                (iv) promptly upon receipt by the Agent Bank of the amount described in subdivisions (ii) and (iii) of this Section 2.6F, the Agent Bank shall distribute to each Bank its Revolving Credit Facility Pro Rata Share of such amount.

                (v) With respect to each Letter of Credit, a letter of credit fronting fee (the "Letter of Credit Fronting Fee") payable to the Agent Bank for its own account, in the amount of one eighth of one percent (0.125%) per annum multiplied by the aggregate face amount of Letters of Credit outstanding during a Fiscal Quarter, plus other customary charges, if any, payable quarterly in advance.

           G. Obligations Absolute; Indemnification, Nature of the Agent Bank's Duties. Subject to the right of the Borrower and the Banks to seek damages in the event that a court of competent jurisdiction determines that the Agent Bank acted in bad faith and/or committed gross negligence or willful misconduct in honoring any draft presented under any Letter of Credit issued by the Agent Bank, the obligation of the Borrower to reimburse the Agent Bank for drawings made under such Letter of Credit and the obligation of the Banks under Section 2.6E hereof to reimburse the Agent Bank in accordance with their Revolving Credit Facility Pro Rata Shares for drawings made under such Letter of Credit shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Loan Agreement under all circumstances including, without limitation, the following circumstances:

                (i) any lack of validity or enforceability of such Letter of Credit;

                (ii) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against a beneficiary or any transferee of such Letter of Credit (or any Persons for whom any such transferee may be acting), the Agent Bank, any Bank or any other Person, whether in connection with this Loan Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between the Borrower and the beneficiary for which such Letter of Credit was procured), provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                (iii) any draft, demand, certificate or any other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                (iv) payment by the Agent Bank under such Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of the Letter of Credit;

                (v) any payment made by the Agent Bank in respect of any item presented after the date specified as the expiration date of such Letter of Credit, if payment after such date is authorized by the ISP, the Uniform Commercial Code or the UCP, as applicable; or

                (vi) the fact that an Event of Default under this Loan Agreement shall have occurred and be continuing.

           In addition to amounts payable as elsewhere provided in this Section 2, the Borrower hereby agrees to protect, indemnify, pay and save the Agent Bank harmless from and against any all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees), which the Agent Bank may incur or be subject to as a consequence, direct or indirect, of
(i) the issuance of the Letters of Credit, other than as a result of bad faith, gross negligence or willful misconduct of the Agent Bank as determined by a court of competent jurisdiction, or (ii) the failure of the Agent Bank to honor a drawing under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority.

           As between the Borrower and the Agent Bank, the Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by the Agent Bank for the account of the Borrower by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Agent Bank shall not be responsible: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of the Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of any such Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) for the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; and (viii) for any consequences arising from causes beyond the control of the Agent Bank, including, without limitation, any act or omission, whether rightful or wrongful, of any present or future government agency or authority, except for any action taken or omitted due to the gross negligence or willful misconduct of the Agent Bank or the issuer of the Letter of Credit. None of the above shall affect, impair, or prevent the vesting of any of the Agent Bank's rights or powers hereunder; provided however, that the Agent Bank shall be responsible for any payment the Agent Bank makes under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit in the event such payment constitutes bad faith, gross negligence or willful misconduct of the Agent Bank as determined by a court of competent jurisdiction.

           In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Agent Bank under or in connection with the Letters of Credit issued by it or the related certificates, if taken or omitted in good faith and without bad faith, gross negligence or willful misconduct, shall not put the Agent Bank under any resulting liability to the Borrower or the Banks.

           Notwithstanding anything to the contrary contained in this Section 2.6, the Borrower shall have no obligation to indemnify the Agent Bank in respect of any liability incurred by the Agent Bank arising out of the bad faith, gross negligence or willful misconduct of the Agent Bank, as determined by a court of competent jurisdiction, or out of the wrongful dishonor by the Agent Bank of proper demand for payment made under the Letters of Credit issued by it.

           H. Computation of Interest. Interest payable pursuant to this Section
2.6 shall be computed on the basis of a 360-day year and the actual number of days elapsed in the period during which it accrues.

           I. Amendments. The Borrower may request that the Agent Bank enter into one or more amendments of any Letter of Credit issued by the Agent Bank for the account of the Borrower by delivering to the Agent Bank an Application and Agreement For Letter of Credit specifying (i) the proposed date of the amendment and (ii) the requested amendment. The Agent Bank shall be entitled to enter into amendments with respect to the Letters of Credit issued by it; provided however that any such amendment extending the expiry date or increasing the stated amount of any Letter of Credit shall only be permitted if the Agent Bank would be permitted to issue a new Letter of Credit having such an expiry date or stated amount under this Section 2.6 on the date of the amendment.

           J. Additional Payments. If by reason of (i) any change in applicable law, regulation, rule, decree or regulatory requirement or any change in the interpretation or application by any judicial or regulatory authority of any law, regulation, rule, decree or regulatory requirement or (ii) compliance by the Agent Bank with any direction, request or requirement (whether or not having the force of law) of any governmental or monetary authority including, without limitation, Regulation D:

                (a) any reserve, deposit or similar requirement is or shall be applicable, imposed or modified in respect of any Letter of Credit issued by the Agent Bank; or

                (b) there shall be imposed on the Agent Bank any other condition regarding this Section 2.6 or any Letter of Credit;

and the result of the foregoing is to directly or indirectly increase the cost to the Agent Bank of issuing, making or maintaining any Letter of Credit, or to reduce the amount receivable in respect thereof by the Agent Bank (other than an increase in cost or reduction in amounts receivable as consequence of any Tax, which shall be governed by the provisions of Section 4 hereof), then and in any such case the Agent Bank may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify the Borrower, and the Borrower shall pay on demand such amounts as the Agent Bank may specify to be necessary to compensate the Agent Bank for such additional cost or reduced receipt, together with interest on such amount from ten (10) days after the date of such demand until payment in full thereof at a rate equal at all times to the Prime Rate. The determination by the Agent Bank of any amount due pursuant to this Section 2.6J as set forth in a certificate setting forth the calculation thereof, plus such backup detail as may be reasonably requested by Borrower, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on the Borrower.

                                    SECTION 3
                                   [RESERVED]
                                   ----------

                                    SECTION 4
                    SPECIAL PROVISIONS GOVERNING LIBOR LOANS
                    ----------------------------------------

Notwithstanding any other provision of this Loan Agreement to the contrary, the following provisions shall govern with respect to LIBOR Loans as to the matters covered:

           4.1 Determination of LIBOR. As soon as practicable after 12:00 noon Louisville, Kentucky time on each Interest Rate Determination Date applicable to the particular LIBOR Loan, the Agent Bank shall furnish to the Borrower a quote of the LIBOR to apply to the particular LIBOR Loan. The Agent Bank will in addition confirm to the Borrower in writing the actual LIBOR prior to the funding of the particular LIBOR Loan, and the determination of each LIBOR by the Agent Bank, provided that the Agent Bank shall have determined the LIBOR in good faith, shall be final, conclusive and binding upon both the Borrower and the Banks in the absence of manifest or demonstrable error and shall apply to the particular LIBOR Loan for the applicable Interest Period.

           4.2 Inability to Determine LIBOR. In the event that the Agent Bank shall have determined in good faith (which determination shall be final and conclusive and binding upon the Borrower), on any Interest Rate Determination Date or Funding Date with respect to any LIBOR Loans, that by reason of circumstances occurring after the date of this Loan Agreement affecting the London interbank market, adequate and fair means do not exist for ascertaining the interest rate applicable to such LIBOR Loans on the basis provided for in the definition of LIBOR, the Agent Bank shall on such date give notice (by telecopy or by telephone confirmed in writing) to the Borrower and the Banks of such determination, whereupon (i) no Revolving Credit Loans may be made as, or converted to, LIBOR Loans until such time as the Agent Bank notifies the Borrower and the Banks that the circumstances giving rise to such notice no longer exist; and (ii) any Request for Revolving Credit Loan or Notice of Conversion/ Continuation given by the Borrower with respect to the Revolving Credit Loans in respect of which such determination was made shall be deemed to be rescinded by the Borrower, and any Request for Revolving Credit Loan or Notice of Conversion/Continuation given by the Borrower with respect to the Revolving Credit Loans in respect of which such determination was made shall be deemed to be a request to make Prime Rate Loans.

           4.3 Illegality or Impracticability of LIBOR Loans. In the event that on any date any Bank shall have determined in good faith (which determination shall be final and conclusive and binding upon the parties hereto but shall be made only after consultation with the Borrower) that the making, maintaining or continuation of its LIBOR Loans (i) has become unlawful as a result of compliance by such Bank in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause such Bank material hardship, as a result of contingencies occurring after the date of this Loan Agreement which materially and adversely affect the London interbank market, then such Bank shall on that day give notice (by telecopy or by telephone confirmed in writing) to the Borrower and the other Banks of such determination. Thereafter, (a) the obligation of the Banks to make Revolving Credit Loans as, or to convert Revolving Credit Loans to, LIBOR Loans shall be suspended until such notice shall be withdrawn by the particular Bank, (b) to the extent such determination by the particular Bank relates to a LIBOR Loan then being requested by the Borrower pursuant to a Request for Revolving Credit Loan or Notice of Conversion/Continuation, the Banks shall make such LIBOR Loan as (or convert such LIBOR Loan to, as the case may be) a Prime Rate Loan, and (c) the Banks' obligation to maintain their outstanding LIBOR Loans, as the case may be (the "Affected Loans"), shall be terminated at the earlier to occur of the expiration of the Interest Periods then in effect with respect to the Affected Loans or when required by law, and the Affected Loans shall automatically convert into Prime Rate Loans on the date of such termination.

           4.4 Compensation For Breakage or Non-Commencement of Interest Periods. The Borrower shall compensate the Banks, upon written request by the Banks (which request shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including, without limitation, any interest paid by the Banks to lenders of funds borrowed by them to make or carry the LIBOR Loans and any reasonable loss, expense or liability sustained by the Banks in connection with the liquidation or re-employment of such funds) which the Banks may sustain: (i) if for any reason (other than a default by the Banks or the conversion of the Borrower's Request for Revolving Credit Loan or Notice of Conversion/Continuation with respect to Revolving Credit Loans from a request to make LIBOR Loans into a request to make Prime Rate Loans pursuant to Sections 4.2 or 4.3 hereof) a borrowing of any LIBOR Loan does not occur on a date specified therefor in a Request for Revolving Credit Loan or Notice of Conversion/Continuation with respect to Revolving Credit Loans or a telephonic request for borrowing, or a conversion to or continuation of any LIBOR Loan does not occur on a date specified therefor in a Request for Revolving Credit Loan or Notice of Conversion/Continuation or a telephonic request for conversion or continuation, (ii) if any prepayment or conversion of any of the LIBOR Loans occurs on a date that is not the last day of the Interest Period applicable to that LIBOR Loan, (iii) if any prepayment of any of the LIBOR Loans is not made on any date specified in a notice of prepayment given by the Borrower, or (iv) as a consequence of any other default by the Borrower to repay the LIBOR Loans when required by the terms of this Loan Agreement. The Banks shall deliver to the Borrower a certificate setting forth the calculation of the compensation claimed to be due to the Banks within thirty (30) days after the occurrence of the event giving rise to such claim for compensation, which calculations shall be binding upon the Borrower in the absence of manifest or demonstrable error.

           4.5 Booking of LIBOR Loans. Each Bank may make, carry or transfer its Revolving Credit Facility Pro Rata Share of LIBOR Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of such Bank; provided however that if any transfer of a Bank's Revolving Credit Pro Rata

Share of LIBOR Loans from the office where such Bank's Revolving Credit Facility Pro Rata Share of LIBOR Loans originated shall increase the cost to the Borrower of such LIBOR Loans, such transfer may occur only if required (i) by the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation, or (ii) to comply with any guideline or request from any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not such guideline or request shall have the force of law).

           4.6 Assumptions Concerning Funding of LIBOR Loans. The calculation of all amounts payable to the Banks under this Section 4 and under Section 14.1 hereof shall be made as though each Bank had actually funded each LIBOR Loan through the purchase of a deposit bearing interest at the rate obtained pursuant to the definition of LIBOR in an amount equal to such Bank's Revolving Credit Facility Pro Rata Share of the amount of such LIBOR Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such deposit from an offshore office of such Bank to a domestic office of such Bank in the United States of America; provided however that each Bank may fund its Revolving Credit Facility Pro Rata Share of the LIBOR Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this Section 4 and under Section 14.1 hereof.

           4.7 LIBOR Loans After Event of Default. After the occurrence and during the continuation of an Event of Default, (i) the Borrower may not elect to have Revolving Credit Loans made or maintained as, or converted to, LIBOR Loans after the expiration of any Interest Period then in effect for such Loans,
(ii) any Request for Revolving Credit Loan or Notice of Conversion/Continuation given by the Borrower with respect to a requested borrowing or conversion/continuation, as applicable, that has not yet occurred shall be deemed to be rescinded by the Borrower, and (iii) all LIBOR Loans shall thereupon bear interest at the Default Rate until the Event of Default is cured or the Revolving Credit Loans are paid in full to the Banks and the Revolving Loan Commitments have expired or have been terminated by the Borrower or the Banks.

                                    SECTION 5
                               CLOSING CONDITIONS

           The establishment of the Revolving Credit Facility by the Banks in favor of the Borrower, the obtaining of Revolving Credit Loans and/or Letters of Credit by the Borrower thereunder is subject to the satisfaction of all of the following conditions:

           5.1 Initial Closing Conditions. The obligation of the Banks to make the initial Revolving Credit Loans to the Borrower is subject to the condition that, in addition to the satisfaction of the conditions precedent specified in
Section 5.2 hereof, as of the Closing Date, the Banks shall have received the following from the Borrower, dated the Closing Date or such other date as shall be acceptable to the Banks:

           A. Loan Agreement. This Loan Agreement, duly executed and delivered by the Borrower and the Subsidiaries.

           B. Revolving Credit Note(s). The Revolving Credit Note(s), duly executed and delivered by the Borrower.

           C. Guaranty Agreement. The Guaranty Agreement, duly and respectively executed and delivered by each of the Subsidiaries, jointly and severally guarantying the obligations of the Borrower.

           D. Security Agreement. The Security Agreement, duly and respectively executed and delivered by each of the Borrower and the Subsidiaries, granting to the Agent Bank, for the benefit of the Banks, a security interest in all of the assets of the Borrower and the Subsidiaries.

           E. UCC-1 Financing Statements. The Borrower and the Subsidiaries authorize the Agent Bank to file UCC-1 financing statements with respect to the Collateral described in the Security Agreement in such UCC filing offices as the Agent Bank deems necessary and appropriate. The Agent Bank intends to file a UCC-1 financing statement with respect to NACC.

           F. Pledge Agreement. The Pledge Agreement, duly executed and delivered by the Borrower, accompanied by the issued and outstanding shares of NACC and executed blank stock powers appended thereto. (The Agent Bank acknowledges that the stock certificates evidencing all of the issued and outstanding shares of common stock of the Subsidiaries other than NACC owned by the Borrower and executed blank stock powers appended thereto have already been delivered to it).

           G. Pledge Agreement - Holdco. The Pledge Agreement - Holdco, duly executed and delivered by Holdco, accompanied by the issued and outstanding shares of NATC and executed blank stock powers appended thereto.

           H. Amendment to Mortgage. An amendment to the Mortgage, duly and respectively executed and delivered by National Tobacco Company, L.P., granting to the granting to the Agent Bank, for the benefit of the Banks, reflecting the transactions contemplated herein.

           I. Assignments of Trademarks. The NAOC Assignment of Trademarks, the NTCLP Assignment of Trademarks, the Stoker Assignment of Trademarks and the Stoker & Sons Assignment of Trademarks, executed by each of the parties thereto.

           J. Lancaster Leaf Acknowledgement Agreement. If requested by the Agent Bank, an amendment to the original Acknowledgement Agreement, duly and respectively executed and delivered by National Tobacco Company, L.P., Lancaster Leaf and the Agent Bank, under which Lancaster Leaf acknowledges the Agent Bank's first lien security interest in all tobacco product of the Borrower and the Subsidiaries delivered to Lancaster Leaf.

           K. Opinion of Counsel. A written opinion of counsel on behalf of the Borrower and the Subsidiaries, in form and substance satisfactory to the Banks.

           L. Certificate of Secretary of the Borrower. A Certificate of the Secretary or Assistant Secretary of the Borrower (i) certifying as to the authenticity, completeness and accuracy of, and attaching copies of, (a) the Articles of Incorporation and By-Laws of the Borrower, and (b) Resolutions of the board of directors of the Borrower authorizing the Borrower's execution, delivery and performance of the Loan Documents to which the Borrower is a party, and (ii) certifying the names and true signatures of the officers of the Borrower authorized to execute and deliver the Loan Documents to which the Borrower is party, on behalf of the Borrower.

           M. Certificate of Secretary of each Subsidiary. A Certificate of the Secretary or Assistant Secretary of each Subsidiary (i) certifying as to the authenticity, completeness and accuracy of, and attaching copies of, (a) the Articles of Incorporation and By-Laws (or Certificate of Formation and Partnership Agreement, as applicable) of each Subsidiary, and (b) Resolutions of the board of directors of each Subsidiary authorizing the execution, delivery and performance of the Loan Documents to which each Subsidiary is a party by each Subsidiary, and (ii) certifying the names and true signatures of the officers of each Subsidiary authorized to execute and deliver the Loan Documents to which each Subsidiary is a party on behalf of each Subsidiary.

           N. Certificate of Secretary of Holdco. A Certificate of the Secretary or Assistant Secretary of Holdco (i) certifying as to the authenticity, completeness and accuracy of, and attaching copies of, (a) the Articles of Incorporation and By-Laws of Holdco, and (b) Resolutions of the board of directors of Holdco authorizing Holdco's execution, delivery and performance of the Loan Documents to which Holdco is a party, and (ii) certifying the names and true signatures of the officers of Holdco authorized to execute and deliver the Loan Documents to which Holdco is party, on behalf of Holdco.

           O. Insurance Certificates. Updated certificates of insurance required by Section 7.10 of this Agreement.

           P. Endorsement to Title Insurance Policy. An endorsement to the title insurance policy with respect to the Real Property, in standard ATLA form, in favor of the Agent Bank as mortgagee, issued by title insurance companies acceptable to the Agent Bank, reflecting the filing of the Amendment to Mortgage.

           Q. Other Documents. Such other documents as the Banks may reasonably request.

           R. No Material Adverse Change. There shall have occurred no material adverse change in the financial condition, assets or operations of the Borrower and the Subsidiaries from September 30, 2003 through the Closing Date.

           S. Re-Valuation of Zig Zag Brands. The Borrower shall have provided the Banks with a re-valuation of the Zig Zag Brands, such re-valuation to be reasonably satisfactory to the Banks in their discretion.

           T. Issuance of Senior Discount Notes. The Senior Discount Notes shall have been issued on an unsecured basis, and the Banks shall have been provided with evidence, satisfactory to the Banks in their discretion, that the net proceeds of the Senior Discount Notes net of underwriter's discount, selling costs, legal and other related costs (the "Net Proceeds") has been invested as equity in the Borrower as of the Closing Date. The Borrower has represented that in any event such Net Proceeds will not be less than $53,000,000.

           U. Issuance of NATC Notes. The NATC Notes shall have been issued on an unsecured basis in the amount of at least $200,000,000.

           V. Payment of Prior Obligations and Class B Term Loans. The Banks shall have been provided with evidence, satisfactory to them in their reasonable discretion, that (i) the Class B Term Loans shall have been satisfied as of the Closing Date, (ii) cash has been deposited into escrow in amounts sufficient to redeem the $155,000,000 11% Senior Notes due 2004 and the 12% Senior Exchange Payment-in-Kind Preferred Stock of the Borrower and (iii) irrevocable notice has been given that the 12% Senior Exchange Payment-in-Kind Preferred Stock of the Borrower has been called for redemption, payable on March 18, 2004, and that the $155,000,000 11% Senior Notes due 2004 have been called for redemption, payable on April 2, 2004.

           W. Payment of Bank Closing Fees. Payment of Closing Fees in the amount of $625,000 to the Banks.

           5.2 Conditions to All Revolving Credit Loans and Letters of Credit. The obligation of the Banks to make each Revolving Credit Loan on each Funding Date and to issue, through the Agent Bank, each Letter of Credit, is in each case subject to the following additional conditions precedent:

           A. Request for Revolving Credit Loan. The Agent Bank shall have received with respect to each Revolving Credit Loan, in accordance with the provisions of Section 2.lC of this Loan Agreement, an originally executed Request For Revolving Credit Loan, in the form of Exhibit E hereto, in each case signed by an Authorized Officer of the Borrower.

           B. Letters of Credit. The Agent Bank shall have received with respect to each Letter of Credit, in accordance with the provisions of Section 2.6B of this Loan Agreement, an originally executed Application and Agreement For Letter of Credit relating to such Letter of Credit, in each case signed by an Authorized Officer of the Borrower.

           C. General Conditions. As of the Funding Date of any Revolving Credit Loan or the date of issuance or extension of the stated expiration date of any Letter of Credit:

                (i) The representations and warranties contained herein shall be true and correct in all material respects on and as of that date to the same extent as though made on and as of that date;

                (ii) No event shall have occurred and be continuing or would result from the funding of the Revolving Credit Loan contemplated by such Request For Revolving Credit Loan or the issuance or extension of the stated expiration date of such Letter of Credit contemplated by such Application and Agreement For Letter of Credit, which would constitute an Event of Default;

                (iii) The Borrower shall have performed in all material respects all agreements and satisfied all conditions which this Loan Agreement and the other Loan Documents provide shall be performed by it on or before such date;

                (iv) No order, judgment or decree of any court, arbitrator or governmental authority shall purport to enjoin or restrain the Banks from making that Revolving Credit Loan or issuing, through the Agent Bank, that Letter of Credit;

                (v) There shall not be pending or, to the knowledge of the Borrower threatened, any action, suit, proceeding or arbitration or, to the knowledge of the Borrower, any governmental investigation pending or threatened, against or affecting the Borrower or the Subsidiaries or any property of the Borrower or the Subsidiaries seeking damages in excess of $2,500,000 in the aggregate, which has not been disclosed by the Borrower pursuant to Section 6.9 hereof or which prior to (a) the making of the last preceding Revolving Credit Loan (or, in the case of the initial Revolving Credit Loan made hereunder, prior to the execution of this Loan Agreement) or (b) the issuing of the most recent Letter of Credit (or in the case of the initial Letter of Credit issued hereunder, prior to the execution of this Loan Agreement) or the most recent extension of the stated maturity date of any Letter of Credit, prior to the execution of this Loan Agreement, if determined adversely, would have a Material Adverse Effect. Further, there shall have occurred no development not so disclosed in any such action, suit, proceeding, governmental investigation or arbitration so disclosed, which, in either event, in the opinion of the Banks, could reasonably be expected to have a Material Adverse Effect on the financial condition of the Borrower and the Subsidiaries on a consolidated basis. No injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of this Loan Agreement or the making of the Revolving Credit Loans, the issuing or extension of the respective stated expiration dates of the Letters of Credit hereunder; and

                (vi) As of the Funding Date of any Revolving Credit Loan or the date of issuance or extension of the stated expiration date of any Letter of Credit, the Agent Bank shall have received such other documentation as it may reasonably request.

                                    SECTION 6
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

           The Borrower and the Subsidiaries represent and warrant to the Banks as follows, which representations and warranties shall be deemed to be continuing representations and warranties until the Revolving Credit Notes and the other obligations have been respectively paid in full to the Banks, and which representations and warranties shall survive the execution and delivery of this Loan Agreement:

           6.1 Organization, Standing, etc, of the Borrower and the Subsidiaries. The Borrower is a corporation duly organized and validly existing under the laws of the State of Delaware. National Tobacco Company, L.P., is a limited partnership duly organized and validly existing under the laws of the State of Delaware. North Atlantic Operating Company. Inc. is a corporation duly organized and validly existing under the laws of the State of Delaware. National Tobacco Finance Corporation is a corporation duly organized and validly existing under the laws of the State of Delaware. The Borrower and each of the Subsidiaries respectively has all requisite power and authority to own and operate its properties, to carry on its businesses as now conducted and proposed to be conducted, and to execute and deliver this Loan Agreement and the other Loan Documents to which it is a party and to carry out the terms hereof and thereof. The Borrower has delivered to the Agent Bank a true and complete copy of its Certificate of Incorporation and By-Laws and the Certificate of Incorporation and By-Laws of each of the Subsidiaries as in effect on the date hereof.

           6.2 Qualification. The Borrower and each Subsidiary is presently qualified to transact business as a foreign corporation in each jurisdiction where a failure to so qualify would have a Material Adverse Effect upon the business or operations of the Borrower or the Subsidiaries.

           6.3 Use of Proceeds. The uses of the proceeds of the Revolving Credit Loans and the uses of the Letters of Credit by the Borrower and the Subsidiaries are and will continue to be legal and proper corporate uses duly authorized by the board of directors of each of the Borrower and the Subsidiaries, and such uses are consistent with all applicable laws and statutes as in effect as of the date hereof and in accordance with the provisions of this Agreement.

           6.4 Intellectual Property. The Borrower and the Subsidiaries own or possess adequate licenses, patents, copyrights, trademarks, trademarks applications, trade names that are in the aggregate necessary for the conduct of their business as presently conducted and as proposed to be conducted, and, to the best of the Borrower's knowledge, without any known conflict with the rights of others, if such conflict was to be sustained, would individually or in the aggregate, reasonably expect to have a Material Adverse Effect.

           6.5 Disclosure; Solvency. Neither this Loan Agreement nor any other document furnished to the Banks by or on behalf of the Borrower and the Subsidiaries in connection with the Revolving Credit Facility and/or the other Obligations taken as a whole contains any statement of any material fact which is untrue or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact known to the Borrower and the Subsidiaries which materially adversely affects the business, operations, affairs or condition of the Borrower and the Subsidiaries or any of their properties which has not been set forth in this Loan Agreement or in the other documents furnished to the Banks by or on behalf of the Borrower and the Subsidiaries in connection with the Revolving Credit Facility and the other Obligations. The Borrower and the Subsidiaries, on a consolidated basis in accordance with GAAP, are currently solvent; and neither the issuance and delivery of the Revolving Credit Notes and the Guaranty Agreement to the Banks, nor the obtaining of the Letters of Credit, nor the performance of the transactions contemplated hereunder or thereunder, will render the Borrower or the Subsidiaries, on a consolidated basis in accordance with GAAP, insolvent, inadequately capitalized to undertake the transactions contemplated hereunder or to undertake the businesses in which they are presently engaged or about to engage or render the Borrower and the Subsidiaries, on a consolidated basis, unable to pay their debts as they become due; neither the Borrower nor any Subsidiary is contemplating either the filing of a petition by them or the commencement of a case by them under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of their property; and the Borrower has no knowledge of any Person contemplating the filing of any such petition or commencement of any such case against the Borrower or the Subsidiaries.

           6.6 Tax Returns and Payments. To the best of the Borrower's knowledge after due inquiry, the Borrower and the Subsidiaries have filed all tax returns required by law to be filed by them and have paid all taxes, assessments and other governmental charges levied upon their properties, assets, income and franchises, other than those not yet delinquent and those, not substantial in aggregate amount, being or about to be contested as provided in Section 7.2A hereof. The charges, accruals and reserves on the books of the Borrower and the Subsidiaries, on a consolidated basis, in respect of their taxes are adequate, in the opinion of the Borrower. The Borrower and the Subsidiaries know of no material unpaid assessment for additional taxes.

           6.7 Funded Debt; Financial Information. As of the date of this Loan Agreement, and without regard to the transactions contemplated hereunder, there is no outstanding Funded Debt of the Borrower and the Subsidiaries in respect of borrowed money, capital leases or the deferred purchase price of property, existing guaranties issued by the Borrower and the Subsidiaries, or existing liens and security interests encumbering the assets of the Borrower and the Subsidiaries, other than as disclosed in the most recent annual and quarterly financial statements of the Borrower delivered to the Banks or on Schedule 6.7 attached hereto and made a part hereof. The financial information contained in such financial statements is true and complete in all material respects. There has been no material adverse change in the financial condition of the Borrower and the Subsidiaries since the date of such financial statements.

           6.8 Title to Properties; Liens; Leases. The Borrower and each Subsidiary have good and marketable title to all of their properties and assets and none of such properties or assets is subject to any mortgage, pledge, or security interest, or any material Lien, charge or encumbrance other than as described in Section 8.4 hereof and other than statutory landlord liens. The Borrower and the Subsidiaries enjoy quiet possession under all leases to which they are party as lessee, and all of such leases are to the best knowledge of the Borrower and the Subsidiaries, after due inquiry, validly existing and in full force and effect, and, to the best knowledge of the Borrower and the Subsidiaries, after due inquiry, neither the lessor nor the Borrower or the Subsidiaries as lessee is in default under any of such leases.

           6.9 Litigation, etc. Except as previously disclosed in public filings and in discussions with the Agent Bank, there is no action, proceeding or investigation pending or, to the best knowledge of the Borrower and the Subsidiaries, threatened (or any basis therefor known to the Borrower and the Subsidiaries) (i) which questions the validity of this Loan Agreement, the Revolving Credit Notes, the Guaranty Agreements or the other Loan Documents or any action taken or to be taken pursuant hereto or thereto, (ii) which is not fully covered by insurance other than any applicable deductible, or (iii) which might result, either in any case or in the aggregate, in any material adverse change in the businesses, operations or condition of the Borrower and the Subsidiaries or in any of their material properties or assets or in any material liability on the part of the Borrower and the Subsidiaries.

           6.10 Authorization; Compliance With Other Instruments, Laws, etc. The execution, delivery and performance of this Loan Agreement, the Revolving Credit Notes, the Guaranty Agreements and the other Loan Documents to which the Borrower or the Subsidiaries are a party have been duly authorized by all necessary corporate action on the part of the Borrower and the Subsidiaries, will not result in any violation of or be in conflict with or constitute a default under any term of the Articles of Incorporation or Certificate of Incorporation, as applicable, or By-Laws of the Borrower and the Subsidiaries or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to the Borrower and the Subsidiaries, or result in the creation of any mortgage, lien, charge or encumbrance upon any of the properties or assets of the Borrower and the Subsidiaries pursuant to any such term, except as provided in the Loan Documents or permitted under this Agreement. The Borrower and the Subsidiaries are not in violation of any term of their Articles of Incorporation or Certificate of Incorporation, as applicable, or By-Laws, or of any material term of any agreement or instrument to which they are party, or, to the Borrower's best knowledge, of any judgment, decree, order, statute, rule or governmental regulation applicable to the Borrower and the Subsidiaries. Without limiting the generality of the foregoing, to the best knowledge of the Borrower and the Subsidiaries, the Borrower and the Subsidiaries are in compliance in all material respects with all federal and state laws and all rules, regulations and administrative orders of all state and local commissions or authorities which are applicable to the Borrower and the Subsidiaries or to the operation of their businesses.

           6.11 Enforceability. This Loan Agreement, the Revolving Credit Notes, the Guaranty Agreements, and the other Loan Documents to which the Borrower and the Subsidiaries are party constitute legal, valid and binding obligations of the Borrower and the Subsidiaries, enforceable against the Borrower and the Subsidiaries in accordance with their respective terms, except to the extent the enforceability hereof and thereof may be limited by applicable laws affecting creditors, rights generally and by equitable principles.

           6.12 Governmental Consent. To the best knowledge of the Borrower and the Subsidiaries, the Borrower and the Subsidiaries are not required to obtain any order, consent, approval or authorization of, and are not required to make any declaration or filing with, any governmental authority in connection with the execution and delivery of this Loan Agreement, the Revolving Credit Notes, the Guaranty Agreements, and the other Loan Documents to which the Borrower and the Subsidiaries are party.

           6.13 Environmental Matters. Except as disclosed in environmental reports delivered to the Agent Bank:

           A. To the Borrower's knowledge, the Borrower and the Subsidiaries have duly complied in all material respects with, and their businesses, operations, assets, equipment, leaseholds and facilities, including, without limitation, the Real Property, are in material compliance with, the provisions of all federal, state and local environmental, health and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder, including, without limitation, all the Relevant Environmental Laws and all other laws and regulations with respect to reporting releases of Hazardous Materials and the registration and maintenance of underground storage tanks.

           B. To the Borrower's knowledge, the Borrower and the Subsidiaries have been issued, and will maintain, all required federal, state and local permits, licenses, certificates and approvals relating to (i) air emissions;
(ii) discharges to surface water or ground water; (iii) noise emissions; (iv) solid or liquid waste disposal; (v) the use, generation, storage, transportation or disposal of Hazardous Materials; and (vi) other environmental, health or safety matters.

           C. The Borrower has not received notice of violations of any federal, state or local environmental, health or safety laws, codes or ordinances, or any rules or regulations promulgated thereunder, including, without limitation, any of the Relevant Environmental Laws, which relate to the use, ownership or occupancy of any of the Real Property and the Borrower and the Subsidiaries are not in violation in any material respect of any covenants, conditions, easements, rights of way or restrictions affecting any of the Real Property or any rights appurtenant thereto.

           D. Except in accordance with a valid governmental permit, license, certificate or approval, to the Borrower's knowledge there has been no emission, spill, release, discharge or threatened release into or upon (i) the air; (ii) the soils or any improvements located thereon; (iii) the surface water or ground water; or (iv) the sewer, septic system or waste treatment, storage or disposal system servicing any of the Real Property, of any Hazardous Material at, upon, under, in or from any of the Real Property (any of which is hereafter referred to as a "Hazardous Discharge").

           E. To the Borrower's knowledge, there has been no complaint, order, directive, claim, citation or notice by any governmental authority or any other Person concerning any violation of Relevant Environmental Laws with respect to
(i) air emissions; (ii) spills, releases or discharges to soils or any improvements located thereon, surface water, ground water or the sewer, septic system or waste treatment, storage or disposal systems servicing the Real Property; (iii) noise emissions; (iv) solid or liquid waste disposal; (v) the use, generation, storage, transportation or disposal of Hazardous Materials; or
(vi) other environmental, health or safety matters, affecting any of the Borrower and the Subsidiaries, any of the Real Property, any improvements located thereon or the business conducted thereon (any of which is hereafter referred to as an "Environmental Complaint").

           F. To the Borrower's knowledge, Hazardous Materials disposed of, treated or stored on or off site of any Real Property owned, leased or operated at any time by the Borrower or the Subsidiaries has been disposed of, treated and stored in compliance in all material respects with all applicable laws, codes and ordinances and all rules and regulations promulgated thereunder, including, without limitation, all Relevant Environmental Laws.

           G. Except as set forth in the Existing Studies and for supplies that are to be used or sold in the ordinary course of the respective businesses of the Borrower and the Subsidiaries and in full compliance with all applicable laws, codes and ordinances, to the Borrower's knowledge all of the Real Property are free of all (i) Hazardous Materials; (ii) underground storage tanks; and
(iii) underground pipelines. Except for materials used in the ordinary course of business, neither the Borrower nor any Subsidiary has stored, treated or disposed of any Hazardous Materials on, in or under any of the Real Property, or any part thereof, nor permitted the Real Property, or any part thereof, to be used for the storage, treatment or disposal of Hazardous Materials. Except for the material used in the ordinary course of business, to the Borrower's knowledge there has been no storage, treatment, disposal or release of Hazardous Materials on, in or under the Real Property at any time by any Person.

           H. To the Borrower's knowledge, except in accordance with a valid required governmental permit, license, certificate or approval, neither the Borrower nor any Subsidiary has transported or accepted for transport any Hazardous Materials.

           I. To their knowledge, the Borrower and the Subsidiaries have provided the Agent Bank with true, accurate and complete information pertaining to the environmental history of all of the Real Property. The Borrower and the Subsidiaries shall furnish promptly to the Agent Bank true, accurate and complete copies of all sampling and test results obtained from all environmental and/or health samples and tests taken at and around any of the Real Property.

           J. The Borrower and the Subsidiaries are not aware of any claims or litigation, and none of them have received any communication from any Person (including, without limitation, any governmental authority), concerning the presence of Hazardous Materials or concerning any violation or alleged violation of the Relevant Environmental Laws. The Borrower agrees promptly to notify the Agent Bank of any such claims and to furnish the Agent Bank of any such claims and to furnish the Agent Bank with a copy of any such communications received after the date hereof.

                                    SECTION 7
                              AFFIRMATIVE COVENANTS
                              ---------------------

           The Borrower and the Subsidiaries hereby covenant and agree that until the Revolving Credit Notes and the other Obligations to the Banks have been respectively paid in full to the Banks, and the Letter of Credit Subfacility has been terminated, the Borrower and the Subsidiaries will perform and observe all of the following provisions:

           7.1 Corporate Existence and Good Standing. Each of the Borrower and the Subsidiaries shall preserve its corporate existence in good standing and shall be and remain qualified to do business and in good standing in all states and countries in which it is required to be so qualified and where the failure to be so qualified would have a Material Adverse Effect upon the business of such entity. The Banks hereby consent to a proposed reorganization of NACC into two new entities, provided that the Borrower and NACC comply with the conditions of Section 7.14 on or before the effective date of such reorganization.

           7.2 Money Obligations, Payment of Taxes, ERISA, etc.

           A. Governmental Obligations. The Borrower and the Subsidiaries will pay promptly as they become due and payable all taxes, assessments and other governmental charges levied upon them or their income or upon any of their properties or assets or in respect of their franchises, businesses, income or profits, or upon any part thereof, as well as all lawful claims of any kind (including claims for labor, materials and supplies) which, if unpaid, might by law become a lien or a charge upon their property before any of the same become delinquent; provided that no such tax, assessment or charge need be paid if being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted by the Borrower and the Subsidiaries and if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor. The Borrower and the Subsidiaries will satisfy or cause to be satisfied the minimum annual funding standard within the meaning of ERISA for any employee benefit plan established or maintained by the Borrower and the Subsidiaries which is subject to ERISA, and the Borrower and the Subsidiaries will not permit any tax or penalty to be incurred by it as a result of any failure to satisfy any such minimum funding requirement or as a result of any violation of the provisions of Section 4975 of the Code, or of any regulation issued thereunder.

           B. Other Obligations. The Borrower and the Subsidiaries will pay in full all their other debts, obligations and liabilities allowed hereunder before the same become delinquent, unless the same are being contested in good faith by the Borrower and the Subsidiaries, the Borrower and the Subsidiaries have established adequate reserves for the payment of the same in accordance with GAAP, and the contesting thereof does not involve the risk of forfeiture or loss of any of the assets of the Borrower or the Subsidiaries.

           7.3 Financial Statements and Reports. The Borrower will furnish to the Agent Bank the information required below at the times set forth below:

           A. Annual Financial Statements. As soon as available and in any event within 120 days after the close of each fiscal year of the Borrower, the consolidated and consolidating balance sheets of the Borrower and its Subsidiaries, as at the end of such fiscal year and the related consolidated and consolidating statements of earnings and cash flow for such fiscal year, in each case setting forth comparative figures for the preceding fiscal year, and, in the case of such consolidated statements examined by independent certified public accountants of recognized national standing whose opinion shall not be qualified as to the scope of audit and as to the status of the Borrower or any of its Subsidiaries as a going concern, (or, in the case of such consolidating statements; certified by the chief financial officer of the Borrower), together with a certificate of such accounting firm stating that in the course of its regular audit of the business of the Borrower and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge of any Event of Default which has occurred and is continuing.

           B. Quarterly Financial Statements. As soon as available and in any event within 45 days after the close of each fiscal quarter in each fiscal year, the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such quarter and the related consolidated statements of earnings and cash flow for such quarter and for the elapsed portion of the fiscal year ended with the last day of such quarter, and in each case setting forth comparative figures for the corresponding periods in the prior fiscal year and in the budget delivered in respect of the current fiscal year, all of which shall be certified by the chief financial officer or controller of the Borrower, subject to changes resulting from audit and normal year-end audit adjustments.

           C. Monthly Reports. As soon as practicable, and in any event within 45 days, after the end of each month the consolidated balance sheet of the Borrower and its Subsidiaries, as at the end of such month, and the related consolidated statements of earnings for such month and for the elapsed portion of the fiscal year ended with the last day of such month, setting forth comparative figures for the corresponding periods in the prior fiscal year and in the budget delivered in respect of the current fiscal year, all of which shall be certified by the chief financial officer or controller of the Borrower subject to changes resulting from audit and normal year-end audit adjustments.

           D. Budgets; etc. Not more than 60 days after the commencement of each fiscal year of the Borrower, a consolidated budget of the Borrower and its Subsidiaries in reasonable detail for such fiscal year.

           E. Compliance Certificates. At the time of the delivery of the financial statements provided for in Section 7.3A, 7.3B and 7.3C, a Compliance Certificate of the chief financial officer, controller or other Authorized Officer of the Borrower, completed substantially in the form of Exhibit H hereto.

           F. Notice of Event of Default or Litigation. Promptly, and in any event within three Business Days after any of the Management Group obtains knowledge thereof, notice of (x) the occurrence of any event which constitutes an Event of Default which notice shall specify the nature thereof, the period of existence thereof and what action the Borrower proposes to take with respect thereto and (y) the commencement of or any materially adverse development in any litigation, arbitration or governmental proceeding (including without limitation, an audit or examination by the Internal Revenue Service) pending against the Borrower or any of its Subsidiaries which is in excess of $2,500,000 not covered by applicable insurance or which, in the Borrower's opinion, is likely to have a Material Adverse Effect or is likely to have a Material Adverse Effect on the ability of the Borrower or any of its Subsidiaries to perform their respective obligations hereunder or under any other Loan Documents.

           G. Pension Plans. Immediately upon becoming aware of the institution of any steps by the Borrower or any subsidiary to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Borrower furnish a bond or other security to the Pension Benefit Guaranty Corporation or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Borrower of any material liability, fine or penalty, or any material increase in the contingent liability of the Borrower with respect to any post-retirement Pension Plan benefit, notice thereof and copies of all documentation relating thereto.

           H. Other Information. Promptly upon transmission thereof, (i) copies of any filings and registrations with, and reports to, the Securities and Exchange Commission or any successor thereto (the "SEC") by the Borrower or any of its Subsidiaries, (ii) copies of all financial statements, proxy statements, notices and reports as the Borrower or any of its Subsidiaries shall send generally to analysts and the holders of the Senior Notes in their capacity as such holders (to the extent not theretofore delivered to the Banks pursuant to this Agreement) and with reasonable promptness, such other information or documents (financial or otherwise) as the Agent Bank on its own behalf or on behalf of the Majority Banks may reasonably request from time to time.

           The Banks shall keep confidential all of the financial statements and other information, unless otherwise publicly available furnished to the Banks pursuant to this Loan Agreement, except that each Bank shall have the right to furnish copies of such financial statements and other information furnished to such Bank to financial institutions which purchase interests in the Revolving Credit Facility pursuant to Section 12 hereof and governmental agencies having jurisdiction over such Bank and which request copies of such financial statements and/or other information. Such Bank will promptly inform the Borrower each time such Bank is obligated or required to deliver any such financial statements and other information to any such governmental agency having jurisdiction over such Bank.

           7.4 Financial Records; Inspection.

           A. System of Accounting. The Borrower and the Subsidiaries will maintain a standard, modern system of accounting established and administered in accordance with GAAP consistently applied, in which full, true and correct entries shall be made of all dealings and transactions in relation to the Borrower's and the Subsidiaries' businesses and affairs, and will set aside on their books all such proper reserves as shall be required by GAAP.

           B. Access to Books and Records. The Borrower and the Subsidiaries will permit any authorized representative designated by any Bank to inspect any of the properties of the Borrower and the Subsidiaries, including their books of account (and to make copies thereof and to take extracts therefrom), and to discuss their affairs, finances and accounts with their officers and with their independent accountants, and all at such reasonable times (i) prior to an Event of Default, not more than once in any Fiscal Year and (ii) following an Event of Default, and as often as may be reasonably requested. Discussions with independent accountants shall be requested in writing and shall be at the cost of the Banks. Such inspection shall be for the information and benefit of the Banks and, unless otherwise publicly available, any information obtained thereby or otherwise pursuant thereto shall not be divulged to others except in connection with the enforcement of the rights of the Banks upon the occurrence of an Event of Default hereunder or to financial institutions which purchase interests in the Revolving Credit Facility pursuant to Section 12 hereof and except as may be required by law or by any governmental agency having jurisdiction over any Bank. Each Bank will promptly inform the Borrower each time such Bank is obligated or required to deliver any such information to any governmental agency having jurisdiction over such Bank.

           7.5 Maintenance of Properties, etc. The Borrower and the Subsidiaries will, insofar as they are not prevented by causes beyond their control, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all properties used or useful in the businesses of the Borrower and the Subsidiaries. The Borrower and the Subsidiaries will maintain or cause to be maintained, with financially sound and reputable insurers, insurance with respect to their properties and businesses against loss or damage of the kinds customarily insured against by corporations of established reputation engaged in the same or a similar business and similarly situated, in such types and amounts as are customarily carried under similar circumstances by such other corporations. As an alternative, the Borrower and the Subsidiaries may provide the Agent Bank with evidence, reasonably satisfactory to the Agent Bank, that the Borrower and Subsidiaries are self-insured in part or in whole with respect to their properties and businesses, in such amounts as are customarily carried under similar circumstances by such other corporations.

           7.6 Permits, Certificates, Leases, Licenses. The Borrower and the Subsidiaries will obtain, maintain and comply at all times, in all material respects, with all permits, certificates, licenses, approvals, authorizations, leases and other instruments necessary or appropriate for the conduct of their businesses as presently conducted or as contemplated to be conducted in the future.

           7.7 Holdco to Make Investment in Borrower. Holdco shall make its investment of the Net Proceeds of the Senior Discount Note in the amount of not less than $53,000,000, in the form of equity, in the Borrower.

           7.8 Payment of Obligations. The Borrower will pay the Revolving Credit Notes and the other Obligations timely in accordance with their respective terms in legal tender of the United States of America. All payments on the Revolving Credit Notes and the other Obligations shall be made to the Banks, respectively, in "good and collected funds," at the principal office of the Agent Bank not later than 12:00 noon (Louisville, Kentucky time) on the date due; funds received by the Agent Bank after that hour shall be deemed to have been received on the next following Business Day.

           7.9 Environmental Matters.

           A. The Borrower shall notify the Agent Bank promptly and in reasonable detail in the event that the Borrower becomes aware of the presence of Hazardous Materials (other than as used in ordinary course of business) or a violation of the Relevant Environmental Laws resulting from or in connection, directly or indirectly, with the business or operations of the Borrower or the Subsidiaries.

           B. The Borrower shall ensure that its business and operations and those of the Subsidiaries comply and continue to comply in all material respects with the Relevant Environmental Laws.

           C. Should the Borrower or the Subsidiaries conduct any business or operations in such a way as to subject any of the Borrower or the Subsidiaries or the Agent Bank to a claim or violation of the Relevant Environmental Laws (unless contested in good faith), the Borrower or the Subsidiaries shall prudently and appropriately remedy and fully cure any conditions arising therefrom, at their own cost and expense.

           D. At their sole cost and expense, the Borrower and the Subsidiaries shall:

                (i) Pay or cause to be paid immediately when due the cost of compliance with the Relevant Environmental Laws; and

                (ii) Keep the Borrower's business, assets and operations and those of the Subsidiaries free of any lien imposed pursuant to the Relevant Environmental Laws.

           E. The Agent Bank shall not be liable for, and the Borrower and the Subsidiaries shall immediately pay to the Agent Bank when incurred and shall indemnify, defend and hold the Agent Bank harmless from and against, all loss, cost, liability, damage and expense (including, without limitation, reasonable attorneys' fees and costs incurred in the investigation, defense and settlement of claims) that the Agent Bank may suffer or incur as mortgagee (as holder of or assignee in possession or as successor in interest to the Borrower and the Subsidiaries as owner of a lease, by virtue of exercising the Agent Bank's right pursuant to a security interest thereof) as a result of or in connection in any way with any of the Relevant Environmental Laws (including, without limitation, the assertion that any lien existing pursuant to the Relevant Environmental Laws takes priority over the lien or security interest of the Agent Bank's), or any environmental assessment or study from time to time reasonably undertaken or requested by Agent Bank or breach of any covenant or undertaking by the Borrower and the Subsidiaries concerning Relevant Environmental Laws.

           F. There shall not occur any unpermitted Hazardous Discharge or material Environmental Complaint.

           7.10 Insurance. The Borrower and the Subsidiaries shall maintain insurance as follows:

           A. Liability Insurance. The Borrower and the Subsidiaries at their own cost and expense, shall procure, maintain and carry in full force and effect general liability (other than general liability insurance with respect to tobacco products), public liability, workers' compensation liability and property damage insurance with respect to the actions and operations of the Borrower and the Subsidiaries to such extent, in such amounts and with such deductibles as are carried by prudent businesses similarly situated. Without limiting the foregoing, such insurance shall insure against any liability for loss, injury, damage or claims caused by or arising out of or in connection with the operation of the Borrower's and the Subsidiaries' respective businesses including injury to or death of any of the Borrower's and the Subsidiaries' employees, agents or any other persons and damage to or destruction of public or private property.

           B. Physical Damage Insurance. The Borrower and the Subsidiaries at their own cost and expense, shall insure all of their insurable properties to such extent, against such hazards (excluding, without limitation, environmental hazards), in the amount of coverage and with such deductibles as are carried by prudent businesses similarly situated, but in any event in amounts of coverage not less than the insurable value of the property insured, with loss payee clause(s) in favor of the Agent Bank.

           C. General Insurance Requirements. All insurance which the Borrower and the Subsidiaries are required to maintain shall be satisfactory to the Agent Bank in form and amount, and with an insurer rated not less than "A" by Best's Key Rating Guide ("Best's Insurance Ratings"). Such insurance shall provide that any loss thereunder shall be payable notwithstanding any action, inaction, breach of warranty or condition, breach of declarations, misrepresentation or negligence of the Borrower and the Subsidiaries.

           7.11 NATC Notes and Senior Discount Notes to Remain Outstanding. The Senior Discount Notes and the NATC Notes shall remain outstanding during the term of this Agreement subject to Section 8.2 of this Loan Agreement.

           7.12 Agreements with Bollore Technologies S.A. The Borrower's Distribution Agreements with Bollore Technologies S.A ("Bollore") shall remain in full force and effect during the term of this Agreement. The term "Distribution Agreements" has the meaning set forth in a Consent Agreement dated as of April 4, 1997 between the Borrower and Bollore.

           7.13 Principal Management. Thomas F. Helms, Jr. and David I. Brunson shall remain active in the day-to-day operation and management of the Borrower and the Subsidiaries in their current positions with the Borrower or such other positions with responsibilities similar to those currently associated with their current positions.

           7.14 Creation of New Subsidiaries After the Closing Date. To the extent that the Borrower or any Subsidiary acquires or creates a new Subsidiary that has annual operating revenues or assets in excess of $1,000,000 after the Closing Date, the Borrower promptly shall cause such new Subsidiary to join in and become party to this Loan Agreement and the other applicable Loan Documents through execution of amendment documents reasonably acceptable to Agent Bank. To the extent that International Flavors and Technologies, Inc. develops annual operating revenues in excess of $1,000,000 after the Closing Date, the Borrower shall cause International Flavors and Technologies, Inc. to join in and become party to this Loan Agreement and the other applicable Loan Documents through execution of amendment documents reasonably acceptable to Agent Bank.

                                    SECTION 8
                               NEGATIVE COVENANTS
                               ------------------

           The Borrower and the Subsidiaries hereby covenant and agree that until the Revolving Credit Notes and the other Obligations have been respectively paid in full to the Banks, and the Letter of Credit Subfacility has been terminated, the Borrower and the Subsidiaries will perform and observe all of the following provisions:

           8.1 Sales, Acquisitions and Other Extraordinary Events. Without the prior written consent of the Agent Bank, the Borrower and the Subsidiaries shall not:

           A. Through one or more sales or transfers, sell or otherwise transfer
(i) twenty five percent (25%) or more of their chewing tobacco business on a consolidated basis, (ii) twenty five percent (25%) or more of their cigarette paper business on a consolidated basis or (iii) twenty five percent (25%) or more of their total assets on a consolidated basis; or

           B. Purchase all or a substantial part of the capital stock or assets of any corporation or other business enterprise (provided that the Borrower and the Subsidiaries may, without the prior written consent of the Agent Bank, purchase all or a substantial part of the capital stock or assets of a corporation or other business enterprise for aggregate consideration totaling not exceeding $7,500,000 for all such purchases so long as no Event of Default then exists or would be caused by such purchase);

           C. Allow a Change in Control to occur with respect to the Borrower or the Subsidiaries; or

           D. Liquidate or dissolve or take any action with a view toward liquidation or dissolution.

           8.2 Indebtedness, Guaranties, etc. The Borrower and the Subsidiaries will not, without the prior written consent of the Agent Bank, directly or indirectly, create, incur, assume, guarantee, agree to purchase or repurchase or provide funds in respect of, or otherwise become liable with respect to any Funded Debt other than:

           A. The Revolving Credit Facility;

           B. The Letter of Credit Subfacility;

           C. The Guaranty Agreement;

           D. The Senior Discount Notes in the aggregate principal amount at maturity of $97,000,000;

           E. The NATC Notes in the aggregate principal amount of $200 million (including the guaranty of the NATC Notes by the Subsidiaries) ;

           F. indebtedness arising under any performance or surety bond entered into in the ordinary course of business;

           G. indebtedness arising from intra-company loans from the Borrower to any Subsidiary or from any Subsidiary to the Borrower;

           H. refinancings, renewals, extensions or refunding of Funded Debt permitted under this Section 8.2 (and continuance or renewal of any liens associated therewith), provided that any refinancing of the Senior Discount Notes and/or the NATC Notes must (i) have a maturity that is at least one year beyond the maturity of this Revolving Credit Facility, (ii) be in a principal amount at maturity at least equal to the Senior Discount Notes and/or NATC Notes being refinanced, (iii) be issued on an unsecured basis and (iv) have other terms and conditions that are materially identical to the Senior Discount Notes and/or NATC Notes being refinanced or as are otherwise acceptable to the Banks in their reasonable discretion;

           I. purchase money indebtedness and capital lease obligations in a total amount not to exceed $4,000,000;

           J. operating lease obligations in a total amount not to exceed $2,500,000; and

           K. any other type of indebtedness or obligations (including unsecured indebtedness) in a total amount not to exceed $2,500,000.

           8.3 Use of Assets. The Borrower and the Subsidiaries will not use, or cause or permit the use of, any of their assets in any manner prohibited by law, governmental regulations or applicable insurance policies.

           8.4 Mortgages, Liens, Encumbrances, Security Interests, Assignments, etc. The Borrower and the Subsidiaries will not, without the prior written consent of the Agent Bank, directly or indirectly create, incur, assume or permit to continue in existence any mortgage, Lien, charge or encumbrance on, or security interest in, or pledge or deposit of, or conditional sale or other title retention agreement (including any lease which would constitute Funded
Debt), or assignment of, with respect to, any property or asset now owned or hereafter acquired by the Borrower and the Subsidiaries; provided, however, that the restrictions in this Section 8.4 shall not prohibit:

           A. Liens on assets as of the Closing Date and which have been disclosed to Agent Bank in Schedule 8.4 hereto and consented to by Agent Bank;

           B. Liens for taxes, assessments or governmental charges not yet due and payable or the payment of which is not at the time required for the reasons set forth by the proviso to the first sentence of Section 7.2A;

           C. Liens incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance and other types of social security or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) for sums not yet due or being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

           D. Liens in favor of the Agent Bank for the benefit of the Banks pursuant to this Loan Agreement, the other Loan Documents and any other documents contemplated thereby (including liens that are replacements to the extent that the original Funded Debt is refinanced, renewed or extended under
Section 8.2);

           E. Liens with respect to the payment of taxes, assessments or governmental charges in each case that are not yet due or that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP;

           F. Liens of landlords arising by statute and liens of suppliers, mechanics, carriers, materialmen, warehousemen or workmen and other liens imposed by law created in the ordinary course of business for amounts not yet due or that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP;

           G. Deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance or other types of social security benefits or to secure the performance of bids, tenders, sales, contracts (other than for the repayment of borrowed money) and surety, appeal, customs or performance bonds;

           H. Encumbrances arising by reason of zoning restrictions, easements, licenses, reservations, covenants, rights-of-way, utility easements, building restrictions and other similar encumbrances on the use of real property not materially detracting from the value of such real property or not materially interfering with the ordinary conduct of the business conducted and proposed to be conducted at such real property;

           I. Encumbrances arising under leases or subleases of real property that do not, in the aggregate, materially detract from the value of such real property or interfere with the ordinary conduct of the business conducted and proposed to be conducted at such real property; and

           J. Financing statements with respect to a lessor's rights in and to personal property leased to such Person in the ordinary course of such Person's business;

           K. Liens arising out of attachments, judgments or awards as to which an appeal or other appropriate proceeding shall not have been commenced (so long as the judgment or judgments to which such liens relate do not, in the aggregate, cause an Event of Default to exist under Section 9.1J hereof);

           L. Liens arising by any statutory or common law provision relating to banker's liens, rights of setoff or similar rights with respect to deposit accounts;

           M. Liens on assets that are acquired or constructed by Borrower or any Subsidiary, with respect to purchase money indebtedness and capital lease obligations permitted to be incurred under Section 8.2I hereof, in an amount not to exceed the amount set forth in Section 8.2I hereof;

           N. Liens in favor of lessors securing operating leases with respect to operating leases permitted to be entered into under Section 8.2J hereof, in an amount not to exceed the amount set forth in Section 8.2J hereof; and

           O. Liens in favor of lenders with respect to any other indebtedness or obligations, in an amount not to exceed the amount set forth in Section 8.2K hereof

           8.5 Nature of Businesses. The Borrower and the Subsidiaries will not, without the prior written consent of the Agent Bank in every specified instance, engage in any businesses other than the businesses conducted as of the Closing Date and all businesses incidental thereto.

           8.6 Fixed Charge Coverage Ratio. The Borrower shall not permit the ratio of (x) the Borrower and the Subsidiaries' Consolidated Adjusted EBITDA (excluding any positive EBITDA for NACC but including any negative EBITDA for NACC on a rolling four Fiscal Quarters basis) for the determination period less Accrued MSA Payments for the determination period to (y) the Borrower and the Subsidiaries' Net Cash Interest for such determination period, measured on a rolling four Fiscal Quarters basis, to fall below the following minimum ratios as of the end of the Fiscal Quarters as set forth below:


----------------------------------------------------------------- --------------------------------------------------------------
                             Period                                                       Minimum Ratio
----------------------------------------------------------------- --------------------------------------------------------------
Fiscal Quarter ending 12/31/04                                                            1.25 to 1.00
----------------------------------------------------------------- --------------------------------------------------------------
Fiscal Quarter ending 3/31/05 and all Fiscal Quarters thereafter                          1.50 to 1.00
----------------------------------------------------------------- --------------------------------------------------------------


           8.7 Minimum Consolidated Adjusted EBITDA. The Borrower and the Subsidiaries shall have Consolidated Adjusted EBITDA (excluding any positive EBITDA for NACC and any negative EBITDA for NACC for the period) in at least the following amounts for the periods set forth below:


----------------------------------------------------------------- --------------------------------------------------------------
                             Period                                           Minimum Consolidated Adjusted EBITDA
----------------------------------------------------------------- --------------------------------------------------------------
                       1/01/04 - 6/30/04                                                   $13,103,040
----------------------------------------------------------------- --------------------------------------------------------------
                       1/01/04 - 9/30/04                                                   $23,973,440
----------------------------------------------------------------- --------------------------------------------------------------

        8.8 Interest Rate Agreements. The Borrower and the Subsidiaries will not enter into any Interest Rate Agreement unless (i) such Interest Rate Agreement is intended to fix or establish a maximum interest rate in respect of indebtedness with a notional amount not in excess of the Revolving Loan Commitments and is embodied in a standard ISDA form of agreement which is acceptable to the Banks with respect to any intercreditor issues, (ii) the Borrower and the Subsidiaries promptly provide a true and complete copy of such Interest Rate Agreement to the Agent Bank, on behalf of itself and the Banks. At or following the effective date of any such Interest Rate Agreement, the Agent Bank may, upon written notification to the Borrower and the Subsidiaries and the Banks and such counterparty, designate (which designations shall be made only upon the instructions or with the consent of the Majority Banks) the credit exposure of such counterparty under such Interest Rate Agreement as an obligation entitled to share, pari passu with the Obligations, in respect to the benefits provided by the collateral under the Loan Documents, in accordance with the applicable provisions of the Loan Documents, and if the Agent Bank so designates such credit exposure, the applicable Interest Rate Agreement of such counterparty shall be considered a "Designated Interest Rate Agreement."

           8.9 Restriction on Payments, Redemption and Purchase With Respect to NATC Notes and Senior Discount Notes. For so long as the Revolving Credit Facility is in existence:

           A. The Borrower shall not, without the prior consent of the Majority Banks, (i) amend any of the provisions of the NATC Notes that would have the effect of shortening the maturity thereof to a date before the Revolving Loan Commitment Termination Date or changing the limitations set forth in the NATC Notes Indenture on "Restricted Payments" (as defined in the NATC Notes Indenture); or (ii) cause the purchase, repurchase, redemption, defeasance or other acquisition or retirement for value (the "Retirement") of the NATC Notes prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment, unless (a) such Retirement of the NATC Notes is effected in connection with a refinancing that is permitted under Section 8.2H or (b) such Retirement of NATC Notes can be effected at a time when the principal of outstanding Revolving Credit Loans is $0, such Retirement will not cause an Event of Default to occur and the Revolving Credit Facility will not be drawn upon to effect such Retirement of the NATC Notes; and

           B. Holdco shall not (i) amend any of the provisions of the Senior Discount Notes that would have the effect of shortening the maturity thereof to a date before the Revolving Loan Commitment Termination Date; or (ii) cause the Retirement of the Senior Discount Notes, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment, unless (a) such Retirement of the Senior Discount Notes is effected in connection with a refinancing that is permitted under Section 8.2H or (b) such Retirement of Senior Discount Notes can be effected at a time when the principal of outstanding Revolving Credit Loans is $0, such Retirement will not cause an Event of Default to occur and the Revolving Credit Facility will not be drawn upon to effect such Retirement of the Senior Discount Notes.

           8.10 Capital Expenditures. Without the Agent Bank's prior written consent, the Borrower and the Subsidiaries shall not make any expenditures for fixed or capital assets (including without limitation capital lease obligations) which would cause the aggregate of all such expenditures to exceed any of the following limits for the Borrower and the Subsidiaries in the aggregate for any Fiscal Year, calculated as of the end of each Fiscal Year:

       --------------------------------- -----------------------------
                 Fiscal Years                      Capital
                Ending Before                    Expenditure
                    Or On:                          Limit*
       --------------------------------- -----------------------------
                  12/31/2004                      $6,000,000
       --------------------------------- -----------------------------
                  12/31/2005                      $7,000,000
       --------------------------------- -----------------------------
                  12/31/2006                      $7,000,000
       --------------------------------- -----------------------------

*Notwithstanding the limitation set forth herein, the Borrower may carry-over up to $3,000,000 of unused capital expenditures from one Fiscal Year to the immediately following Fiscal Year (but not to subsequent Fiscal Years).

           8.11 Limitation on Distributions. For so long as the Revolving Credit Facility is in existence, the Borrower shall not make Distributions to Holdco if any Event of Default described in Section 9.1A or 9.1B then exists or would result therefrom, or if any other Event of Default then exists and the Banks have accelerated the Obligations of the Borrower and Subsidiaries under the Revolving Credit Facility.

           8.12 Government Regulation. The Borrower shall not (a) be or become subject at any time to any law, regulation, or list of any government agency (including, without limitation, the U.S. Office of Foreign Asset Control list) that prohibits or limits the Banks from making any advance or extension of credit to the Borrower or from otherwise conducting business with Borrower, or
(b) fail to provide documentary and other evidence of the Borrower's identity as may be requested by the Banks at any time to enable the Banks to verify the Borrower's identity or to comply with any applicable law or regulation, including, without limitation, Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318.

                                    SECTION 9
                         EVENTS OF DEFAULT; ACCELERATION

           9.1 Events of Default. The following events shall constitute Events of Default under this Loan Agreement:

           A. The failure by the Borrower to pay any principal of any Revolving Credit Note when the same becomes due and payable or the failure of the Borrower to pay any interest thereon or fees hereunder within three (3) Business Days after the date when the same becomes due and payable; or

           B. The failure by the Borrower to reimburse the Agent Bank upon demand for any draft honored by the Agent Bank under any Letter of Credit now or hereafter issued by the Agent Bank for the account of the Borrower, within three
(3) Business Days after the date of demand; or

           C. The failure by the Borrower or a Subsidiary to perform or observe any of the provisions of Sections 7.13, 8.1, 8.6, 8.7 or 8.10 hereof; or

           D. The failure by the Borrower or a Subsidiary to perform or observe any of the provisions of Sections 7.10, 8.2, 8.3, 8.4, 8.5 or 8.8 hereof, and such default continues for twenty (20) days after a Financial Officer or the chief executive officer of the Borrower has knowledge of such failure or for twenty (20) days after written notice of such failure shall have been delivered to Borrower by any Bank; or

           E. The Borrower or a Subsidiary shall default in the performance of or compliance with any covenant, obligation or provision contained in this Loan Agreement (other than those referred to above in Section 9.1A, 9.1B, 9.1C or 9.1D), and any such default shall not have been remedied within thirty (30) days after written notice of such default shall have been delivered to the Borrower; or

           F. If any material representation or warranty made in writing by or on behalf of the Borrower or a Subsidiary herein or pursuant hereto or otherwise in connection with the Revolving Credit Facility and/or the Letter of Credit Subfacility shall have been materially false or misleading or incorrect when made and the Authorized Officer on behalf of the Borrower knew of the falsity, misleading nature of or incorrectness of such representation or warranty when it was made; or

           G. The failure of the Borrower or a Subsidiary to pay any of its Funded Debt (other than Funded Debt with respect to the Revolving Credit Facility) which in the aggregate exceeds One Million Dollars ($1,000,000), when due or within any grace period afforded the Borrower or a Subsidiary for paying the same, or the acceleration of the maturity of any such Funded Debt by the holder thereof, other than any such Funded Debt with respect to which the Borrower or a Subsidiary is contesting in good faith the validity, amount and/or the Borrower or a Subsidiary's liability therefor and for which adequate reserves have been established on the books of the Borrower or a Subsidiary in accordance with GAAP; or

           H. If any of the Borrower or a Subsidiary shall (i) file a petition for an order of relief under the federal bankruptcy laws (as in effect on the date of this Agreement or as they may be amended from time to time); (ii) admit its inability to pay its debts generally as they become due; (iii) become insolvent in that its total assets are in the aggregate worth less than all of its liabilities or it is unable to pay its debts generally as they become due;
(iv) make a general assignment for the benefit of creditors; (v) file a petition, or admit (by answer, default or otherwise) the material allegations of any petition filed against it, in bankruptcy under the federal bankruptcy laws (as in effect on the date of this Agreement or as they may be amended from time to time), or under any other law for the relief of debtors, or for the discharge, arrangement or compromise of its debts; or (vi) consent to the appointment of a receiver, conservator, trustee or liquidator of all or part of its assets; or

           I. If a petition shall have been filed against the Borrower or a Subsidiary in proceedings under the federal bankruptcy laws (as in effect on the date of this Agreement, or as they may be amended from time to time), or under any other laws for the relief of debtors, or for the discharge, arrangement or compromise of its debts, or an order shall be entered by any court of competent jurisdiction appointing a receiver, conservator, trustee or liquidator of all or part of the assets of the Borrower or a Subsidiary, and such petition or order is not dismissed or stayed within sixty (60) consecutive days after entry thereof; or

           J. If a final uninsured judgment or judgments (other than any final judgment in the case of Republic Tobacco, L.P. v. North Atlantic Trading Company, Inc., North Atlantic Operating Company, Inc. and National Tobacco Company L.P. (Case No. 98 C 4011) pending in the United States District Court for the Northern District of Illinois Eastern Division) shall be rendered against any of the Borrower or a Subsidiary in an aggregate amount exceeding Seven Million Five Hundred Thousand Dollars ($7,500,000) and (i) if, prior to the availability of any execution thereon, such judgment(s) shall not have been discharged or execution thereof shall not have been stayed pending appeal, or if, after the expiration of any such stay, such judgment(s) shall not have been discharged, or (ii) the Borrower shall not have established adequate reserves on its books in respect of such final uninsurable judgment or judgments; or

           K. In the event the Borrower experiences a Change in Control without the prior written consent of the Majority Banks; or

           L. The occurrence of any uncured event of default under any of the Loan Documents.

           Upon the occurrence of any Event of Default described in clauses H or I of this Section 9 with respect to the Borrower, the unpaid principal balance of each of the Revolving Credit Notes, and the other Obligations, together with all accrued interest thereon, shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Borrower. Upon the occurrence of any other Event of Default referred to in this Section 9, the Agent Bank, on behalf of the Banks, subject to the provisions of Section 11.4 hereof, may at any time at its option, by written notice to the Borrower, declare the unpaid principal balance of and all accrued and unpaid interest on each of the Revolving Credit Notes and the other Obligations to be immediately due and payable in full to the Banks, as applicable, without presentment, demand, protest or other requirements of any kind, all of which are hereby waived by the Borrower.

                                   SECTION 10
                           REMEDIES UPON DEFAULT, ETC.

           10.1 Defaults. Upon the occurrence and during the continuation of any Event of Default, the Banks may proceed to protect and enforce their rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in the Revolving Credit Notes or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any right, power or remedy granted hereby or thereby or by law or pursuant to the other Loan Documents.


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
           10.2 Offset. If any Event of Default shall occur and be continuing, and the Agent Bank or the Banks have given notice to the Borrower that the Banks have accelerated the maturity date of the Revolving Credit Notes, and/or the other Obligations, each Bank shall have the right then, or at any time thereafter, to set off against any and all deposit balances and other sums and Funded Debt and other property then held or owned by such Bank to or for the credit or account of the Borrower, all without notice to or demand upon the Borrower or any other Person, all such notices and demands being hereby expressly waived by the Borrower.

           10.3 Rights Cumulative. All of the rights and remedies of the Banks upon the occurrence of an Event of Default hereunder shall be cumulative to the greatest extent permitted by law, and shall be in addition to all those rights and remedies afforded the Banks at law or in equity.

           10.4 Payment of Costs and Expenses. All of the reasonable costs, expenses, damages and liabilities, including, without limitation, all reasonable attorneys' fees, incurred by and imposed upon any Bank with respect to, in connection with the enforcement of this Loan Agreement or any other Loan Document or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Loan Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, in connection with or as a result of any action taken or omitted to be taken pursuant to this Loan Agreement, the Revolving Credit Notes, or the other Loan Documents shall be paid by, and shall be the sole responsibility of, the Borrower.

                                   SECTION 11
                                 THE AGENT BANK

           11.1 Appointment. Each Bank hereby irrevocably designates, appoints and authorizes the Agent Bank to act as the agent bank under this Loan Agreement and to execute and deliver or accept on behalf of each of the Banks the other Loan Documents. Each Bank hereby irrevocably authorizes, and each holder of any Revolving Credit Note by the acceptance of such Revolving Credit Note shall be deemed irrevocably to authorize, the Agent Bank to take such action on behalf of such Bank and such holder under the provisions of this Loan Agreement and the other Loan Documents and any other instruments and agreements referred to herein, and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Agent Bank by the terms hereof, together with such powers as are reasonably incidental thereto. The Agent Bank agrees to act as the agent bank to the extent provided in this Loan Agreement.


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
           11.2 Delegation of Duties. The Agent Bank may perform any of its duties hereunder by or through agents or employees (provided such delegation is exercised with reasonable care and does not constitute a relinquishment of its duties as Agent Bank) and, subject to Sections 11.5, 11.6 and 11.7 hereof, shall be entitled to engage and pay for the advice or services of any attorneys, accountants or other experts concerning all matters pertaining to its duties hereunder and to rely upon any advice so obtained, provided reasonable care is used in the selection of the foregoing experts.

           11.3 Nature of Duties; Independent Credit Investigation. The Agent Bank shall have no duties or responsibilities except those expressly set forth in this Loan Agreement and the other Loan Documents and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Loan Agreement or shall otherwise exist. The duties of the Agent Bank shall be mechanical and administrative in nature and shall include the duty to provide to each Bank an executed original of such Bank's Revolving Credit Note and an executed original of this Loan Agreement and a copy of the other Loan Documents; the Agent Bank shall not have by reason of this Loan Agreement a fiduciary or trust relationship in respect of any Bank; and nothing in this Loan Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Agent Bank any obligations in respect of this Loan Agreement except as expressly set forth herein. Each Bank expressly acknowledges (i) that the Agent Bank has not made any representations or warranties to it and that no act which the Agent Bank hereafter takes, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Agent Bank to any Bank; (ii) that it has made and will continue to make, without reliance upon the Agent Bank, its own independent investigation of the financial condition and affairs and its own appraisal of the creditworthiness of the Borrower in connection with this Loan Agreement and the making and continuance of the Loans hereunder; and (iii) except as expressly provided herein, that the Agent Bank shall have no duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect thereto, whether coming into its possession before the making of any Loan or at any time or times thereafter.

           11.4 Actions in Discretion of the Agent Bank; Instructions from the Banks. The Agent Bank agrees, upon the written request of the Majority Banks, to take or refrain from taking any action of the type specified as being within the Agent Bank's rights, powers or discretion herein; provided that the Agent Bank shall not be required to take any action which exposes the Agent Bank to legal liability or which is contrary to this Loan Agreement or any other Loan Document or applicable law. In the absence of a request by the Majority Banks, the Agent Bank shall have authority, in its sole discretion, to take or not to take any such action, unless this Loan Agreement specifically requires the consent of the Majority Banks. Any action taken or failure to act pursuant to such instructions or discretion shall be binding on the Banks, subject to the provisions of
Section 11.6 hereof. Subject to the provisions of Section 11.6 hereof, no Bank shall have any right of action whatsoever against the Agent Bank as a result of the Agent Bank acting or refraining from acting hereunder in accordance with the instructions of the Banks or, in the absence of such instructions, in the absolute discretion of the Agent Bank.


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
           The consent of the Majority Banks is specifically required before the Agent Bank declares the unpaid principal balance and all accrued and unpaid interest on the Revolving Credit Notes to be immediately due and payable upon the occurrence of an Event of Default described in Section 9.1 hereof, other than in sections H or I thereof. The Banks shall have 48 hours, from the Agent Bank's giving of telephonic or written notice of a request for such consent, to notify the Agent Bank as to whether such consent is granted or withheld, and any Bank that fails to so notify the Agent Bank within such 48 hour period shall be deemed to have consented to the action proposed by the Agent Bank.

           11.5 Reimbursement and Indemnification of the Agent Bank and the Banks by the Borrower. The Borrower unconditionally agrees to pay or reimburse the Agent Bank and hold the Agent Bank harmless against liability for the payment of all reasonable and necessary out-of-pocket costs, expenses and disbursements for which reimbursement is customarily obtained, including reasonable fees and expenses of counsel and consultants incurred by the Agent Bank and the Banks (i) in connection with the preparation, negotiation, printing, execution, administration, interpretation and performance of this Loan Agreement and the other Loan Documents and (ii) relating to any requested amendments, waivers or consents pursuant to the provisions hereof. The Borrower unconditionally agrees to pay or reimburse the Agent Bank and each Bank against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent Bank and/or any Bank, in its capacity as such, in any way relating to or arising out of this Loan Agreement or any other Loan Document or any action taken or omitted by the Agent Bank and/or any Bank hereunder or thereunder; provided that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements
(a) if the same results from the bad faith, gross negligence or willful misconduct of the Agent Bank or any Bank, or (b) if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense, or (c) if the same results from a compromise or settlement agreement entered into without the consent of the Borrower, which consent shall not be unreasonably withheld.

           11.6 Exculpatory Provisions. Neither the Agent Bank nor any of its directors, officers, employees, agents or affiliates shall (i) be liable to any Bank for any action taken or omitted to be taken by it or them hereunder, or in connection herewith including pursuant to any other Loan Documents, unless caused by its or their own gross negligence or willful misconduct, (ii) be responsible in any manner to any of the Banks for the effectiveness, enforceability, genuineness, validity or the due execution of this Loan Agreement or any other Loan Document or for any recital, representation, warranty, document, certificate, report or statement herein or made or furnished under or in connection with this Loan Agreement or any other Loan Document, or
(iii) be under any obligation to any of the Banks to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions hereof or thereof on the part of the Borrower, or the financial condition of the Borrower, or the existence or possible existence of any Event of Default under the Loan Documents. Neither the Agent Bank nor any Bank nor any of their respective directors, officers, employees, agents, attorneys or affiliates shall be liable to the Borrower or any other Person for consequential damages resulting from any breach of contract, tort or other wrong in connection with the negotiation, documentation or administration of the Loan Documents or the collection of the Obligations.


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
           11.7 Reimbursement and Indemnification of the Agent Bank by the Banks. Each Bank agrees to reimburse and indemnify the Agent Bank (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) in proportion to its Revolving Credit Facility Pro Rata Share from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent Bank, in its capacity as such, in any way relating to or arising out of this Loan Agreement or any other Loan Document or any action taken or omitted by the Agent Bank hereunder or thereunder, provided that no such reimbursement shall be required with respect to expenses incurred by the Agent Bank during the time period through the Closing Date and no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (i) if the same relates to or arises out of the Agent Bank's gross negligence or willful misconduct, or (ii) if such Bank was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense, or (iii) if the same results from a compromise and settlement agreement entered into without the consent of the Bank, which consent shall not be unreasonably withheld.

           11.8 Reliance by the Agent Bank. The Agent Bank shall be entitled to rely upon any writing, telegram, telex or teletype message, facsimile, resolution, notice, consent, certificate, letter, cablegram, statement, order or other document or conversation by telephone or otherwise believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon the advice and opinions of counsel and other professional advisers selected by the Agent Bank. The Agent Bank shall be fully justified in failing or refusing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Banks in accordance with their respective Revolving Credit Facility Pro Rata Shares against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

           11.9 Notice of Default. The Agent Bank shall not be deemed to have knowledge or notice of the occurrence of any Event of Default unless the loan officer of the Agent Bank, responsible for the Revolving Credit Facility has actual knowledge of such Event of Default or the Agent Bank has received written notice from a Bank or the Borrower referring to this Loan Agreement, specifically describing such Event of Default.

           11.10 The Banks in Their Individual Capacities. With respect to its Revolving Loan Commitment, the Agent Bank shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not the Agent Bank, and the term "Banks" shall, unless the context otherwise indicates, include the Agent Bank in its individual capacity. Each Bank and its Affiliates may, without liability to account, except as prohibited herein, make loans to, accept deposits from, discount drafts for, act as trustee under indentures of, and generally engage in any kind of banking or trust business with, the Borrower and its Affiliates, in the case of the Agent Bank, as though it were not acting as Agent Bank hereunder and in the case of each Bank, as though such Bank were not a Bank hereunder.


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
           11.11 Holders of Revolving Credit Notes. The Agent Bank may deem and treat any payee of any Revolving Credit Note as the owner thereof for all purposes hereof unless and until written notice of the assignment or transfer thereof shall have been filed with the Agent Bank. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Revolving Credit Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Revolving Credit Note or of any Revolving Credit Note issued in exchange therefor.

           11.12 Equalization of the Banks. The Banks and the holders of any participations in any Revolving Credit Notes agree among themselves that, with respect to all amounts received by any Bank or any such holder for application to any Revolving Credit Note or under any such participation, whether received by voluntary payment, by the exercise of the right of setoff or banker's lien, by counterclaim or by any other non-pro rata source, equitable adjustment will be made in the manner stated in the following sentence so that, in effect, all such excess amounts will be shared ratably among the Banks and such holders in proportion to their interests in payments under the Revolving Credit Notes. The Banks or any such holder receiving any such amount shall purchase for cash from each of the other Banks an interest in such Bank's Revolving Credit Loans in such amount as shall result in a ratable participation by the Banks and each holder in the aggregate unpaid amount under the Revolving Credit Notes, provided that if all or any portion of such excess amount is thereafter recovered from the Bank or the holder making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by law (including court order) to be paid by the Bank or the holder making such purchase.

           11.13 Successor Agent Bank. The Agent Bank, with the consent of the Borrower which shall not be unreasonably withheld, may resign as Agent Bank upon not less than thirty (30) days prior written notice given to the Borrower and the other Bank(s). If the Agent Bank shall resign under this Loan Agreement, then either (i) the Banks shall appoint a successor Agent Bank, subject to the consent to such successor Agent Bank by the Borrower, such consent not to be unreasonably withheld, or (ii) if a successor Agent Bank shall not be so appointed and approved within the thirty (30) day period following the Agent Bank's notice to the Banks of its resignation, then the Agent Bank shall appoint, with the consent of the Borrower, such consent not to be unreasonably withheld, a successor Agent Bank who shall serve as Agent Bank until such time as the Banks appoint, and the Borrower consents, which consent shall not be unreasonably withheld, to the appointment of a successor Agent Bank. Upon its appointment pursuant to either clause (i) or (ii) above, such successor Agent Bank shall succeed to the rights, powers and duties of the Agent Bank and the term "Agent Bank" shall mean such successor Agent Bank, effective upon its appointment, and the former Agent Bank's rights, powers and duties as Agent Bank shall be terminated without any other or further act or deed on the part of such former Agent Bank or any of the other parties to this Loan Agreement. After the resignation of any Agent Bank hereunder, the provisions of this Section 11.13 shall not by reason of such resignation be deemed to release the Agent Bank from liability for any actions taken or not taken by it while it was the Agent Bank under this Loan Agreement.


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
           11.14 Calculations. In the event an error in computing any amount payable to any Bank is made, the Agent Bank, the Borrower and each affected Bank shall, forthwith upon discovery of such error, make such adjustments as shall be required to correct such error, and any compensation therefor will be calculated at the Federal Funds Effective Rate.

           11.15 Withholding Tax. A. If any Bank is a "foreign corporation, partnership or trust" within the meaning of the Internal Revenue Code and such Bank claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Internal Revenue Code, such Bank agrees with and in favor of the Agent Bank, to deliver to the Agent Bank:

                (i) if such Bank claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, two properly completed and executed copies of IRS Form W-8BEN before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

                (ii) if such Bank claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Bank, two properly completed and executed copies of IRS Form W-8ECI before the payment of any interest is due in the first taxable year of such Bank and in each succeeding taxable year of such Bank during which interest may be paid under this Agreement; and

                (iii) such other form or forms as may be required under the Internal Revenue Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Bank agrees to promptly notify the Agent Bank of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

           B. If any Bank claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form W-8BEN and such Bank sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Borrower to such Bank, such Bank agrees to notify the Agent Bank of the percentage amount in which it is no longer the beneficial owner of Obligations of the Borrower to such Bank. To the extent of such percentage amount, the Agent Bank will treat such Bank's IRS Form W-8BEN as no longer valid.

           C. If any Bank claiming exemption from United States withholding tax by filing IRS Form W-8ECI with the Agent Bank sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Borrower to such Bank, such Bank agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Section 1441 and 1442 of the Internal Revenue Code.


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
           D. If any Bank is entitled to a reduction in the applicable withholding tax, the Agent Bank may withhold from any interest payment to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. However, if the forms or other documentation required by subsection A of this Section are not delivered to the Agent Bank, then the Agent Bank may withhold from any interest payment to such Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Internal Revenue Code, without reduction.

           E. If the IRS or any other agency of the Federal government of the United States or other jurisdiction asserts a claim that the Agent Bank did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered or was not properly executed, or because such Bank failed to notify the Agent Bank of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify the Agent Bank fully for all amounts paid, directly or indirectly, by the Agent Bank as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent Bank under this Section 11.15, together with all costs and expenses (including attorney costs). The obligation of the Banks under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent Bank.

           11.16 Beneficiaries. Except as set forth in Sections 11.5 and 11.13 hereof, the provisions of this Section 11 are solely for the benefit of the Agent Bank and the Banks, and the Borrower shall not have any right to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Loan Agreement, the Agent Bank shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Borrower or any other Person.

                                   SECTION 12
                         ASSIGNMENTS AND PARTICIPATIONS
                         ------------------------------

           A. Assignments to Eligible Assignees. Each Bank shall have the right at any time, with the prior consent of the Borrower and the Agent Bank, which shall not be unreasonably withheld, to sell, assign, transfer or negotiate all or any part of its Revolving Loan Commitment and Revolving Credit Loans in a minimum amount of Five Million Dollars ($5,000,000) to one or more commercial banks, insurance companies, savings and loan associations, savings banks or other financial institutions, pension funds or mutual funds or other accredited investors ("Eligible Assignees"). In the case of any sale, assignment, transfer or negotiation of all or part of the Revolving Loan Commitment and Revolving Credit Loans authorized under this Section 12, the assignee, transferee or


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
recipient shall have, to the extent of such sale, assignment, transfer or negotiation, the same rights, benefits and obligations as it would if it were a Bank hereunder, including, without limitation (x) the right to approve or disapprove actions which, in accordance with the terms hereof, require the approval of the Banks, and (y) the obligation to fund Revolving Credit Loans pursuant to Section 2 hereof. The Bank assigning a portion or all of its Revolving Loan Commitment and Revolving Credit Loans pursuant to this Section 12, or the bank purchasing the interest of the Assigning Bank, shall pay a fee to the Agent Bank in the amount of Three Thousand Dollars ($3,000).

           B. Participations. Notwithstanding Section 12A hereof, each Bank may grant participations in all or any part of its Revolving Loan Commitment and Revolving Credit Loans to one or more Eligible Assignees; provided that (i) any such disposition shall not, without the consent of the Borrower, require the Borrower to file a registration statement with the Securities and Exchange Commission or apply to qualify the Revolving Credit Loans or the Revolving Credit Notes under the blue sky law of any state; and (ii) the holder of any such participation, other than an Affiliate of such Bank, shall not be entitled to require the Banks to take or omit to take any action hereunder except action directly extending the final maturity of any portion of the principal amount of or interest on a Revolving Credit Loan or term Loan allocated to such participation or a reduction of the principal amount of or the rate of interest payable on the Revolving Credit Loans allocated to such participation.

           C. Assignments to Affiliates. Notwithstanding the foregoing provisions of this Section 12, each Bank may at any time sell, assign, transfer, or negotiate all or any part of its Revolving Loan Commitment and Revolving Credit Loans to any Affiliate of such Bank; provided that an Affiliate to whom such disposition has been made shall not be considered a "Bank" for purposes of this Loan Agreement other than for purposes of Section 10.2 hereof; provided further that the Borrower shall not incur any additional expenses solely as a result of such sale, assignment, transfer or negotiation.

           D. No Release of Obligations. No Bank shall, as between the Borrower and such Bank, be relieved of any of its obligations hereunder as a result of any granting of participations in all or any part of its Revolving Loan Commitment or Revolving Credit Loans. Each Bank shall, as between the Borrower and such Bank, be relieved of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of all or any part of its Revolving Loan Commitment and Revolving Credit Loans made in accordance with Section 12.A hereof.

                                    SECTION 13
                                    INDEMNITY
                                    ---------

           The Borrower shall indemnify and hold harmless each Bank and its successors, assigns, agents and employees from and against any and all claims, actions, suits, proceedings, costs, expenses, damages, fines, penalties and liabilities, including, without limitation, reasonable attorneys' fees and costs, arising out of, or connected with this Loan Agreement and/or the Banks' loan relationship with the Borrower, except for claims, actions, suits, proceedings, costs, expenses, damages, fines, penalties and liabilities that result from a Bank's gross negligence or willful misconduct.

                                   SECTION 14
                    INCREASED COSTS; TAXES; CAPITAL ADEQUACY
                    ----------------------------------------

           14.1 Compensation for Increased Costs and Taxes. In the event that the Banks shall determine in good faith (which determination shall, absent manifest or demonstrable error, be final and conclusive and binding upon both the Borrower and the Banks) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the Closing Date, or compliance by the Banks with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority, and which has the force of law and first becomes effective after the Closing Date in all cases of general applicability to the banking industry:

                (i) subjects any Bank (or its applicable lending office) to any additional Covered Tax with respect to this Loan Agreement or any of the Revolving Credit Loans or any of its other obligations hereunder, or changes the basis of taxation of payments to such Bank (or its applicable lending office) of principal, interest, fees or any other amount payable hereunder (but not changes in Excluded Taxes);

                (ii) imposes, modifies or holds applicable any additional reserve (including without limitation any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any Bank (or its applicable lending office) (other than any such reserve or other requirements with respect to LIBOR Loans that are reflected in the definition of LIBOR); or

                (iii) imposes any other condition on or affecting any Bank (or its applicable lending office) or its obligations hereunder or the London interbank market, other than with respect to Taxes;

and the result of any of the foregoing is to increase the cost to any Bank of agreeing to make, making or maintaining Revolving Credit Loans hereunder or to reduce any amount received or receivable by any Bank (or its applicable lending office) with respect thereto, then, in any such case, the Borrower shall promptly pay to such Bank, upon demand, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest as such Bank in its reasonable discretion shall determine) as may be necessary to compensate such Bank on an after-tax basis for any such increased cost or reduction in amounts received or receivable hereunder; provided that any increased cost arising as a result of any of the foregoing other than in respect of Taxes shall apply only to LIBOR Loans to the extent the same bear interest by reference to the LIBOR. The Bank seeking reimbursement for such amounts from the Borrower shall deliver to the Borrower a written statement setting forth in reasonable detail the basis for calculating the additional amounts owed to such Bank under this Section 14.1, which statement shall be conclusive and binding upon both parties hereto absent manifest or demonstrable error.


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
           14.2 Withholding of Taxes.

           A. Payments to Be Free and Clear. All sums payable by the Borrower under this Loan Agreement and the other Loan Documents to or for the benefit of any Bank or any Person who acquires any interest in the Revolving Credit Loans pursuant to the provisions hereof shall be paid free and clear of and (except to the extent required by law) without any deduction or withholding on account of any Covered Tax imposed, levied, collected, withheld or assessed by or within the United States of America or any political subdivision in or of the United States of America or any other jurisdiction from or to which a payment is made by or on behalf of the Borrower or by any federation or organization of which the United States of America or any such jurisdiction is a member at the time of payment.

           B. Grossing-up of Payments. If the Borrower or any other Person is required by law to make any deduction or withholding on account of any Covered Tax from any sum paid or payable by the Borrower to any Bank under any of the Loan Documents:

                (i) The Borrower shall notify such Bank of any such requirement or any change in any such requirement as soon as the Borrower becomes aware of it;

                (ii) The Borrower shall pay any such Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on the Borrower) for their own account or (if that liability is imposed on such Bank) on behalf of and in the name of such Bank;

                (iii) The sum payable by the Borrower in respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, such Bank receives on the due date and retains (free from any liability in respect of any such deduction, withholding or payment) a net sum equal to what it would have received and so retained had no such deduction, withholding or payment in respect of Covered Taxes been required or made; and

                (iv) Within thirty (30) days after paying any sum from which it is required by law to make any deduction or withholding, and within thirty (30) days after the due date of payment of any Tax which it is required to pay by clause (ii) above, the Borrower shall deliver to such Bank evidence satisfactory to such Bank of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority;

provided that no such additional amount shall be required to be paid to any Bank under clause (iii) above except to the extent that any change after the date hereof in any such requirement for a deduction, withholding or payment as is mentioned therein shall result in an increase in the rate of such deduction, withholding or payment from that in effect at the date of this Loan Agreement in respect of payments to such Bank.

           C. Tax Refund. If the Borrower determines in good faith that a reasonable basis exists for contesting a Covered Tax, the relevant Bank or Tax Transferee, as applicable, shall cooperate with the Borrower in challenging such Tax at the Borrower's expense if requested by the Borrower (it being understood and agreed that no Bank shall have any obligation to contest, or any responsibility for contesting, any Tax). If any Tax Transferee or any Bank, as applicable, receives a refund (whether by way of a direct payment or by offset of any Covered Tax for which a payment has been made pursuant to this Section
14) the amount of such refund (together with any interest received thereon) shall be paid to the Borrower to the extent payment has been made in full pursuant to this Section 14.

           14.3 Capital Adequacy Adjustment. If any Bank shall have determined in good faith that the adoption, effectiveness, or applicability of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its applicable lending office) with any guideline, request or directive regarding capital adequacy of any such governmental authority, central bank or comparable agency in all cases of general applicability to the banking industry, and which has the force of law and first becomes effective after the Closing Date, has or will have the effect of reducing the rate of return on the capital of such Bank or any corporation controlling such Bank as a consequence of, or with reference to, such Bank's Revolving Credit Loans or other obligations hereunder to a level below that which such Bank or such controlling corporation would have achieved but for such adoption, effectiveness, applicability, change or compliance (taking into consideration the policies of such Bank or such controlling corporation with regard to capital adequacy), then from time to time, within ten
(10) Business Days after demand by such Bank, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank or such controlling corporation on an after-tax basis for such reduction as and when incurred. Each Bank, upon determining in good faith that any additional amounts will be payable pursuant to this Section 14.3, will give prompt written notice thereof to the Borrower, which notice shall set forth the basis of the calculation of such additional amounts, although the failure to give any such notice shall not release or diminish any of the Borrower's obligations to pay additional amounts under this Section 14.3.

           14.4 Banks' Obligation to Mitigate. Each Bank agrees that, as promptly as practicable after the officer of such Bank responsible for administering the Revolving Credit Loans under this Loan Agreement becomes aware of the occurrence of an event or the existence of a condition that would entitle such Bank to receive payments under Section 14 hereof, it will, to the extent not inconsistent with its internal policies, use reasonable efforts (i) to make, fund or maintain its Revolving Credit Loans through another lending office of such Bank, or (ii) take such other reasonable measures, if as a result thereof, the additional amounts which would otherwise be required to be paid to such Bank pursuant to Section 14 hereof would be materially reduced and if, as determined by such Bank in its sole discretion, the making, funding or maintaining of such Revolving Credit Loans through such other lending office or in accordance with such other measures, as the case may be, would not otherwise materially adversely affect such Revolving Credit Loans or the interests of such Bank; provided that such Bank will not be obligated to utilize such other lending office pursuant to this Section 14.3 unless the Borrower agrees to pay all expenses incurred by such Bank in utilizing such other lending office. A certificate as to the amount of any such expenses payable by the Borrower pursuant to this Section 14.4 (setting forth in reasonable detail the basis for requesting such amount) submitted by any Bank to the Borrower shall be conclusive absent manifest or demonstrable error.

                                    SECTION 15
                                     NOTICES
                                     -------

           All notices required or permitted to be given hereunder shall be given in writing and shall be personally delivered or sent by facsimile transmission or by registered or certified United States mail, return receipt requested, postage prepaid, addressed as follows (or to such other address as to which any party hereto shall have given the other parties written notice):

                                       If to the Borrower:

                                       North Atlantic Trading Company, Inc.
                                       257 Park Avenue South - 7th Floor
                                       New York, New York 10010-7304
                                       Attn: David I. Brunson
                                       Fax: (212) 253-8296

                                       If to Subsidiaries:

                                       c/o North Atlantic Trading Company, Inc.
                                       257 Park Avenue South - 7th Floor
                                       New York, New York 10010-7304
                                       Attn: David I. Brunson
                                       Fax: (212) 253-8296

           If to the                   BANK ONE, NA
           Agent Bank:                 416 West Jefferson Street
                                       Louisville, KY 40202
                                       Attn: Mr. H. Joseph Brenner
                                       Fax: (502) 566-8339

           If to the Banks:            To the Banks at the respective
                                       address of each Bank
                                       Set forth in Schedule 1.1 hereof

           All notices hereunder shall be deemed given upon the earlier of (i) actual delivery in person or by facsimile transmission, or (ii) two (2) Business Days after having been deposited in the United States mails, in accordance with the foregoing. Except where the Borrower is expressly required by the provisions of this Loan Agreement to give notice to all of the Banks, it shall be sufficient whenever the Subsidiaries or the Borrower are required to give notice hereunder for the Subsidiaries or the Borrower to give such notice solely to the Agent Bank.

                                   SECTION 16
                                  MISCELLANEOUS
                                  -------------

           16.1 Ratable Sharing. Each Bank agrees with the other Banks that (i) with respect to all amounts received by it which are applicable to the payment of principal of or interest on the Revolving Credit Loans, including, without limitation, all amounts received by such Bank pursuant to the exercise of the right of setoff pursuant to Section 10.2 hereof, equitable adjustment will be made so that, in effect, all such amounts will be shared among the Banks proportionately in accordance with their respective Revolving Credit Facility Pro Rata Shares, whether received by voluntary payment, by the exercise of the right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any or all of the Obligations, and (ii) if any of them shall exercise any right of counterclaim, set-off, banker's lien or similar right with respect to amounts owed by the Borrower hereunder, that Bank shall apportion the amount recovered as a result of the exercise of such right pro rata in accordance with (a) all amounts outstanding at such time owed by the Borrower to it hereunder with respect to the Revolving Credit Loans, and (b) all amounts otherwise owed by the Borrower to it, and (iii) if any of them shall thereby through the exercise of any right of counterclaim, set-off, banker's lien or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal and interest due with respect to the Revolving Credit Loans made by that Bank or any participation therein, or any other amount payable hereunder (collectively, the "Aggregate Amount Due" to such Bank), which is greater than the proportion received by any other Bank in respect of the Aggregate Amount Due to such other Bank, then the Bank receiving such proportionately greater payment shall (y) notify each other Bank and the Agent Bank of such receipt and (z) purchase participations (which it shall be deemed to have done simultaneously upon the receipt of such payment) in the Aggregate Amounts Due to the other Banks so that all recoveries of Aggregate Amounts Due shall be shared by the Banks in proportion to their respective Revolving Credit Facility Pro Rata Shares; provided that if all or part of such proportionately greater payment received by such purchasing Bank is thereafter recovered from such Bank, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to that Bank to the extent of such recovery, but without interest. The Borrower expressly consents to the foregoing arrangements and agrees that any participant in respect of any Revolving Credit Loan may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by the Borrower under this Agreement or the other Loan Documents to that participant as fully as if that participant were a Bank in the amount of such participation held by that participant.

           16.2 Waiver. No course of dealing in respect of, nor any omission or delay in the exercise of, any right, power, remedy or privilege by the Banks shall operate as a wavier thereof, nor shall any right, power, remedy or privilege of the Banks be exclusive of any other right, power, remedy or privilege referred to herein or in any related document or now or hereafter available at law, in equity, in bankruptcy, by statute or otherwise. Each such right, power, remedy or privilege may be exercised by the Banks, either independently or concurrently with others, and as often and in such order as the Banks may deem expedient. No waiver or consent granted by the Banks in respect of this Loan Agreement or the other Loan Documents shall be binding upon the Banks unless specifically granted in writing by a duly authorized officer of the Agent Bank, which writing shall be strictly construed.

           16.3 Survival of Representations and Warranties. All representations, warranties and covenants of the Borrower and each Bank contained herein or made pursuant hereto shall survive the execution and delivery of this Loan Agreement and shall continue throughout the term hereof. Further, the indemnities set forth in Section 13 hereof shall survive the payment of the Revolving Credit Notes and the other Obligations to the Banks, as applicable.

           16.4 Invalidity. If any part of this Loan Agreement shall be adjudged invalid or unenforceable, whether in general or in any particular circumstance, then such partial invalidity or enforceability shall not cause the remainder of this Loan Agreement to be or to become invalid or unenforceable, and if a provision hereof is held invalid or unenforceable in one or more of its applications, the parties hereto agree that said provision shall remain in effect in all valid applications that are severable from the invalid or unenforceable application or applications.

           16.5 Assignment. This Loan Agreement may not be assigned by the Borrower or any Subsidiary without the prior written consent of the Banks. This Loan Agreement may be assigned by the Banks as provided in Section 12 hereof. All rights of the Banks hereunder shall inure to the benefit of their respective successors and assigns, and all obligations, covenants and agreements of the Borrower shall bind its permitted successors and assigns, if any.

           16.6 Governing Law. This Loan Agreement and the rights and obligations of the parties hereunder shall, in all respects, be governed by and construed in accordance with the laws of the State of New York.

           16.7 Section Headings. The section headings of this Loan Agreement are inserted herein solely for convenience of reference and shall not affect the construction or interpretation of the provisions hereof.

           16.8 Entire Agreement. This Loan Agreement and the other Loan Documents constitute the entire agreement between the Borrower and the Banks with respect to the subject matter hereof.

           16.9 Time of the Essence. Time shall be of the essence in the payment and performance of all of the Borrower's obligations under this Loan Agreement, the Revolving Credit Note and the other Loan Documents to which the Borrower are party.

           16.10 Modifications. This Loan Agreement may be modified only in writing executed by the Borrower and the Banks. Neither this Loan Agreement nor the other Loan Documents nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by (i) so long as Bank One and LaSalle are the only Banks hereunder, the Banks holding one hundred percent (100%) of the aggregate of the Revolving Credit Facility Pro Rata Shares and (ii) in the event that either Bank One or LaSalle sells, assigns, transfers or negotiates all or any part of its Revolving Loan Commitment and Revolving Credit Loans to another Bank pursuant to
Section 12.1 hereof, the Banks holding sixty six and 67/100ths percent (66.67%) of the aggregate of the Revolving Credit Facility Pro Rata Shares (in either case, as applicable, the "Majority Banks"); provided, however, that no such change, waiver, discharge or termination, shall, without the consent of each Bank, (i) extend the Revolving Loan Commitment Termination Date or the final maturity of the Revolving Credit Note of such Bank, or change the rate or extend the time of payment of interest, principal or fees, or reduce the principal amount thereof, or increase the aggregate amount of the Revolving Loan Commitments above the maximum amount provided for in Section 2.1 hereof, or increase any Bank's commitment to disburse its Revolving Loan Pro Rata Share of Revolving Credit Loans requested by the Borrower as set forth in Section 2.1 hereof, or (ii) amend, modify or waive any provisions of this Section 16.10 (Modifications), Section 11 (The Agent Bank) or Section 16.1 (Ratable Sharing), or (iii) amend, modify or waive any provision requiring consent of all Banks.

           16.11 CONSENT TO JURISDICTION AND VENUE. THE PARTIES CONSENT TO ONE OR MORE ACTIONS BEING INSTITUTED AND MAINTAINED IN ANY OF (I) THE JEFFERSON COUNTY, KENTUCKY, CIRCUIT COURT, (II) THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF KENTUCKY, (III) THE SUPREME COURT OF NEW YORK COUNTY, NEW YORK OR (IV) THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (AT AGENT BANK'S DISCRETION) TO ENFORCE THIS AGREEMENT AND/OR ONE OR MORE OF THE OTHER LOAN DOCUMENTS, AND WAIVE ANY OBJECTION TO ANY SUCH ACTION BASED UPON LACK OF PERSONAL OR SUBJECT MATTER JURISDICTION OR IMPROPER VENUE. THE PARTIES AGREE THAT ANY PROCESS OR OTHER LEGAL SUMMONS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING MAY BE SERVED BY MAILING A COPY THEREOF BY CERTIFIED MAIL, OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL, ADDRESSED TO THE ADDRESSES PROVIDED IN SECTION 15 OF THIS AGREEMENT.

           16.12 JURY WAIVER. EACH OF THE PARTIES (BY ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) BETWEEN THEM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDER TO PROVIDE THE FINANCING ESTABLISHED BY THIS AGREEMENT.

           16.13 USA PATRIOT ACT NOTIFICATION. THE FOLLOWING NOTIFICATION IS PROVIDED TO BORROWER PURSUANT TO SECTION 326 OF THE USA PATRIOT ACT OF 2001, 31 U.S.C. SECTION 5318:

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product. What this means for
Borrower: When Borrower opens an account, if Borrower is an individual, the Banks will ask for Borrower's name, taxpayer identification number, residential address, date of birth, and other information that will allow the Banks to identify Borrower, and, if Borrower is not an individual, the Banks will ask for Borrower's name, taxpayer identification number, business address, and other information that will allow the Banks to identify Borrower. The Banks may also ask, if Borrower is an individual, to see Borrower's driver's license or other identifying documents, and, if Borrower is not an individual, to see Borrower's legal organizational documents or other identifying documents.

           IN WITNESS WHEREOF, the Agent Bank, each Bank, the Borrower and each Subsidiary has caused this Loan Agreement to be duly executed as of the day and year first above written.

                                         BANK ONE, NA, as Agent Bank
                                         ("the Agent Bank")

                                          /s/ H. Joseph Brenner
                                         ---------------------------------------
                                         By: H. Joseph Brenner, First Vice
                                             President



                                         BANK ONE, NA, as a Bank (a "Bank")

                                          /s/ H. Joseph Brenner
                                         ---------------------------------------
                                         By: H. Joseph Brenner, First Vice
                                             President


                                         LASALLE BANK, NATIONAL ASSOCIATION, as
                                         a Bank (a "Bank")

                                           /s/ Kristen P. Russell
                                          --------------------------------------
                                          By: Kristen P. Russell, Assistant
                                              Vice President

                                     NORTH ATLANTIC TRADING COMPANY, INC.,
                                     as the Borrower

                                     By: /s/ David I. Brunson
                                        ----------------------------------------
                                        David I. Brunson, President and
                                        Chief Financial Officer


                                     NATIONAL TOBACCO COMPANY, L.P., as a
                                     Subsidiary

                                     By NATIONAL TOBACCO FINANCE CORPORATION
                                     as its general partner

                                     By:  /s/ David I. Brunson
                                         ---------------------------------------
                                         David I. Brunson, Executive Vice
                                         President and Chief Financial
                                         Officer


                                     NORTH ATLANTIC OPERATING COMPANY , INC.
                                     as a Subsidiary

                                     By:  /s/ David I. Brunson
                                         ---------------------------------------
                                         David I. Brunson, Executive Vice
                                         President and Chief Financial Officer



                                    NATIONAL TOBACCO FINANCE CORPORATION as a
                                    Subsidiary

                                    By:  /s/ David I. Brunson
                                        ----------------------------------------
                                        David I. Brunson, Executive Vice
                                        President and Chief Financial Officer

                                    STOKER, INC. as a Subsidiary


                                    By:  /s/ David I. Brunson
                                        ----------------------------------------
                                        David I. Brunson, Executive Vice
                                        President and Chief Financial Officer


                                    RBJ SALES, INC. as a Subsidiary


                                    By:  /s/ David I. Brunson
                                        ----------------------------------------
                                        David I. Brunson, Executive Vice
                                        President and Chief Financial Officer


                                    FRED STOKER & SONS, INC. as a Subsidiary


                                    By:  /s/ David I. Brunson
                                        ----------------------------------------
                                        David I. Brunson, Executive Vice
                                        President and Chief Financial Officer


                                    NORTH ATLANTIC CIGARETTE CO., INC. as a
                                    Subsidiary

                                    By:  /s/ David I. Brunson
                                        ----------------------------------------
                                        David I. Brunson, Executive Vice
                                        President and Chief Financial Officer


                                    NORTH ATLANTIC HOLDING COMPANY, INC.

                                    By:  /s/ David I. Brunson
                                        ----------------------------------------
                                        David I. Brunson, President and
                                        Chief Financial Officer

                                  SCHEDULE 1.1

                                  LIST OF BANKS


BANK ONE, NA
416 West Jefferson Street
Louisville, Kentucky 40202
Attn: H. Joseph Brenner, First Vice President


LASALLE BANK, NATIONAL ASSOCIATION
135 S. LaSalle Street
Chicago, Illinois 60603
Attn: Kristin Russell

                                  SCHEDULE 1.2

                              LIST OF SUBSIDIARIES

                             NATIONAL TOBACCO COMPANY, L.P.
                             c/o North Atlantic Trading Company, Inc.
                             257 Park Avenue South - 7th Floor
                             New York, New York 10010-7304
                             Attention: President

                             NORTH ATLANTIC OPERATING COMPANY, INC.
                             c/o North Atlantic Trading Company, Inc.
                             257 Park Avenue South - 7th Floor
                             New York, New York 10010-7304
                             Attention: President

                             NATIONAL TOBACCO FINANCE CORP.
                             c/o North Atlantic Trading Company, Inc.
                             257 Park Avenue South - 7th Floor
                             New York, New York 10010-7304
                             Attention: President

                             STOKER, INC.
                             c/o North Atlantic Trading Company, Inc.
                             257 Park Avenue South - 7th Floor
                             New York, New York 10010-7304
                             Attention: President

                             RBJ SALES, INC.
                             c/o North Atlantic Trading Company, Inc.
                             257 Park Avenue South - 7th Floor
                             New York, New York 10010-7304
                             Attention: President

                             FRED STOKER & SONS, INC.
                             c/o North Atlantic Trading Company, Inc.
                             257 Park Avenue South - 7th Floor
                             New York, New York 10010-7304
                             Attention: President

                             NORTH ATLANTIC CIGARETTE CO., INC.
                             c/o North Atlantic Trading Company, Inc.
                             257 Park Avenue South - 7th Floor
                             New York, New York 10010-7304
                             Attention: President

                                  SCHEDULE 2.1

                   SCHEDULE OF REVOLVING LOAN COMMITMENTS AND
                    REVOLVING CREDIT FACILITY PRO RATA SHARES

The maximum amount of the Revolving Credit Facility is $50,000,000.


                                  Revolving                       Revolving                      Revolving
                                  Credit Facility                 Loan Commitment                Loan Commitment
Name of Bank                      Pro Rata Share                  from Closing Date              from 9/1/05
--------------------------------- ------------------------------- ------------------------------ -------------------------------
                                                                  Until 8/31/05                  Until Revolving Loan
                                                                                                 Commitment Termination Date

Bank One, NA                      60.00%                          $ 30,000,000.00                $24,000,000.00
LaSalle Bank, NA`                 40.00%                          $ 20,000,000.00                $16,000,000.00
           Totals                 100.00%                         $50,000,000.00                 $40,000,000.00




                                  SCHEDULE 6.2A
              NORTH ATLANTIC TRADING COMPANY, INC. (the "Company")

           1. The Company is a corporation incorporated and existing under the laws of the state of: Delaware.

           2. The Company maintains its registered office under the laws of the state of incorporation at: 1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware 19801.

           3. The Company's registered agent is: The Corporation Trust Company.

           4. The Company maintains its chief executive office, its principal place of business and its books and records at:

                               North Atlantic Trading Company, Inc.
                               257 Park Avenue South - 7th Floor
                               New York, New York 10010-7304

           5. The books and records with respect to the Company's Accounts Receivable are kept at such Company's chief executive office, identified in 5 above, and at the other following locations: None.

           6. The Company keeps its Inventory and Equipment at the following locations:

                               North Atlantic Trading Company, Inc.
                               257 Park Avenue South - 7th Floor
                               New York, New York 10010-7304

           7. Within the five (5) consecutive years last preceding the date of this Agreement, the Company has not conducted business under, or otherwise used, any name other than such Company's name and any other names set forth below:

                     None.

           8. Within the four (4) consecutive months next preceding the date of this Agreement, the Company has not moved Inventory or Equipment, except from jurisdictions specifically identified below: None.

                                   SCHEDULE 6B
                 NATIONAL TOBACCO COMPANY, L.P. (the "Company")

           1. The Company is a limited partnership incorporated and existing under the laws of the state of: Delaware.

           2. The Company maintains its registered office under the laws of the state of incorporation at: 1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware 19801.

           3. The Company's registered agent is: The Corporation Trust Company.

           4. The Company maintains its chief executive office, its principal place of business and its books and records at:

                     North Atlantic Trading Company, Inc.
                     257 Park Avenue South - 7th Floor
                     New York, New York 10010-7304

           5. The books and records with respect to the Company's Accounts Receivable are kept at such Company's chief executive office, identified in 5 above, and at the other following locations:

                     National Tobacco Company, L.P.
                     3029 Muhammad Ali Blvd.
                     Louisville, KY 40212

           6. The Company keeps its Inventory and Equipment at the following locations:

                     National Tobacco Company, L.P.
                     3029 Muhammad Ali Blvd.
                     Louisville, KY 40212

                     And the following warehouse locations:

                     Lancaster Leaf Tobacco Company of Pennsylvania, Inc. 198 West Liberty Street
                     Lancaster, PA 17603

                     W.J. Beitler Company (public warehouse) 3379 Staffor Street Pittsburgh, PA 15024

                     DSC Logistics (public warehouse)
                     4523 Greenpoint Drive
                     Greensboro, NC 27410

                     A.M.C. Warehouse Inc. (public warehouse) 1131 Avenue T Grand Prairie, TX 75050

                     Hopkins Distribution (public warehouse)
                     4745 Longley Lane
                     Reno, Nevada 89502

           7. Within the five (5) consecutive years last preceding the date of this Agreement, the Company has not conducted business under, or otherwise used, any name other than such Company's name and any other names set forth below:
None.

           8. Within the four (4) consecutive months next preceding the date of this Agreement, the Company has not moved Inventory or Equipment, except from jurisdictions specifically identified below: None.

                                   SCHEDULE 6C
             NORTH ATLANTIC OPERATING COMPANY, INC. (the "Company")

           1. The Company is a corporation incorporated and existing under the laws of the state of: Delaware.

           2. The Company maintains its registered office under the laws of the state of incorporation at: 1013 Centre Road, City of Wilmington, County of New Castle, State of Delaware.

           3. The Company's registered agent is: Corporation Service Company.

           4. The Company maintains its chief executive office and its principal place of business at:

                     North Atlantic Trading Company, Inc.
                     257 Park Avenue South - 7th Floor
                     New York, New York 10010-7304

           5. The books and records of the Company (including with respect to the Company's Accounts Receivable) are kept at:

                     National Tobacco Company, L.P.
                     3029 Muhammad Ali Blvd.
                     Louisville, KY 40212

           6. The Company keeps its Inventory and Equipment at the following locations:

                     National Tobacco Company, L.P.
                     3029 Muhammad Ali Blvd.
                     Louisville, KY 40212

                     And the following warehouse locations:

                     W.J. Beitler Company (public warehouse)
                     3379 Staffor Street
                     Pittsburgh, PA 15024

                     Hopkins Distribution (public warehouse)
                     4745 Longley Lane
                     Reno, Nevada 89502

           7. Within the five (5) consecutive years last preceding the date of this Agreement, the Company has not conducted business under, or otherwise used, any name other than such Company's name and any other names set forth below:

           None.


           8. Within the four (4) consecutive months next preceding the date of this Agreement, the Company has not moved Inventory or Equipment (other than in the ordinary course of processing its Inventory), except from jurisdictions specifically identified below: None.

                                   SCHEDULE 6D
              NATIONAL TOBACCO FINANCE CORPORATION (the "Company")

           1. The Company is a corporation incorporated and existing under the laws of the state of: Delaware.

           2. The Company maintains its registered office under the laws of the state of incorporation at:

           1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware 19801

           3. The Company's registered agent is: The Corporation Trust Company.

           4. The Company maintains its chief executive office and its principal place of business at:

                     North Atlantic Trading Company, Inc.
                     257 Park Avenue South - 7th Floor
                     New York, New York 10010-7304

           5. The books and records of the Company (including with respect to the Company's Accounts Receivable) are kept at:

                     National Tobacco Company, L.P.
                     3029 Muhammad Ali Blvd.
                     Louisville, KY 40212

           6. The Company keeps its Inventory and Equipment at the following locations: None.

           7. Within the five (5) consecutive years last preceding the date of this Agreement, the Company has not conducted business under, or otherwise used, any name other than such Company's name and any other names set forth below:

                     None.

           8. Within the four (4) consecutive months next preceding the date of this Agreement, the Company has not moved Inventory or Equipment, except from jurisdictions specifically identified below: None.

                                   SCHEDULE 6E
                          STOKER, INC. (the "Company")

           1. The Company is a corporation incorporated and existing under the laws of the state of: Tennessee.

           2. The Company maintains its registered office under the laws of the state of incorporation at:

                          3846 Sharon Highway 89
                          Dresden, Tennessee  38255

           3. The Company maintains its chief executive office and its principal place of business at:

                          c/o North Atlantic Trading Company, Inc.
                          257 Park Avenue South - 7th Floor
                          New York, New York  10010-7304

           4. The books and records of the Company (including with respect to the Company's Accounts Receivable) are kept at:

                          3846 Sharon Highway 89
                          Dresden, Tennessee  38255

5. The Company keeps its Inventory and Equipment at the following locations:
None.

                          3846 Sharon Highway 89
                          Dresden, Tennessee  38255

                          201 North Street
                          (intersection of State Highway #118 and North Street) Dresden, Tennessee 38255

                                   SCHEDULE 6F
                         RBJ SALES, INC. (the "Company")

           1. The Company is a corporation incorporated and existing under the laws of the state of: Tennessee.

           2. The Company maintains its registered office under the laws of the state of incorporation at:

                          3846 Sharon Highway 89
                          Dresden, Tennessee  38255

           3. The Company maintains its chief executive office and its principal place of business at:

                          c/o North Atlantic Trading Company, Inc.
                          257 Park Avenue South - 7th Floor
                          New York, New York 10010-7304

4. The books and records of the Company (including with respect to the Company's Accounts Receivable) are kept at:

                          3846 Sharon Highway 89
                          Dresden, Tennessee  38255

5. The Company keeps its Inventory and Equipment at the following locations:
None.

                          3846 Sharon Highway 89
                          Dresden, Tennessee  38255

                          201 North Street
                          (intersection of State Highway #118 and North Street) Dresden, Tennessee 38255

SCHEDULE 6G
FRED STOKER & SONS, INC. (the "Company")

           1. The Company is a corporation incorporated and existing under the laws of the state of: Tennessee.

           2. The Company maintains its registered office under the laws of the state of incorporation at:

                          3846 Sharon Highway 89
                          Dresden, Tennessee  38255

           3. The Company maintains its chief executive office and its principal place of business at:

                          c/o North Atlantic Trading Company, Inc.
                          257 Park Avenue South - 7th Floor
                          New York, New York 10010-7304

           4. The books and records of the Company (including with respect to the Company's Accounts Receivable) are kept at:

                          3846 Sharon Highway 89
                          Dresden, Tennessee  38255

           5. The Company keeps its Inventory and Equipment at the following locations: None.

                          3846 Sharon Highway 89
                          Dresden, Tennessee  38255

                          201 North Street
                          (intersection of State Highway #118 and North Street) Dresden, Tennessee 38255

                                   SCHEDULE 6H
               NORTH ATLANTIC CIGARETTE CO., INC. (the "Company")

           1. The Company is a corporation incorporated and existing under the laws of the state of: Delaware.

           2. The Company maintains its registered office under the laws of the state of incorporation at:

1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware 19801

           3. The Company's registered agent is: The Corporation Trust Company.


           4. The Company maintains its chief executive office and its principal place of business at:

                     North Atlantic Trading Company, Inc.
                     257 Park Avenue South - 7th Floor
                     New York, New York 10010-7304

           5. The books and records of the Company (including with respect to the Company's Accounts Receivable) are kept at:

           6. The Company keeps its Inventory and Equipment at the following locations:

           7. Within the five (5) consecutive years last preceding the date of this Agreement, the Company has not conducted business under, or otherwise used, any name other than such Company's name and any other names set forth below:

           8. Within the four (4) consecutive months next preceding the date of this Agreement, the Company has not moved Inventory or Equipment, except from jurisdictions specifically identified below:

                                   SCHEDULE 6I
              NORTH ATLANTIC HOLDING COMPANY, INC. (the "Company")

           1. The Company is a corporation incorporated and existing under the laws of the state of: Delaware.

           2. The Company maintains its registered office under the laws of the state of incorporation at:

1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware 19801

           3. The Company's registered agent is: The Corporation Trust Company.

           4. The Company maintains its chief executive office and its principal place of business at:

                     National Tobacco Company, L.P.
                     3029 Muhammad Ali Blvd.
                     Louisville, KY 40212

           5. The books and records of the Company (including with respect to the Company's Accounts Receivable) are kept at:

                     National Tobacco Company, L.P.
                     3029 Muhammad Ali Blvd.
                     Louisville, KY 40212

           6. The Company keeps its Inventory and Equipment at the following locations:

           None.

           7. Within the five (5) consecutive years last preceding the date of this Agreement, the Company has not conducted business under, or otherwise used, any name other than such Company's name and any other names set forth below:

           None.

           8. Within the four (4) consecutive months next preceding the date of this Agreement, the Company has not moved Inventory or Equipment, except from jurisdictions specifically identified below:

           None.

                                  SCHEDULE 8.4
                      SCHEDULE OF PERMITTED LIENS ON ASSETS


Debtor                             Secured Party                     Jurisdiction                    File Date       File Number
------                             -------------                     ------------                    ---------       -----------

North Atlantic Trading Company,    Civitas Leasing, Inc.             Kentucky -                      11/24/99        99-08185
Inc.                                                                 Jefferson County

National Tobacco                   Newcourt Financial Inc.           New York                        03/04/97        044371
Finance Corporation

National Tobacco                   Newcourt Financial Inc.           New York                        03/04/97        044371
Company, L.P.


National Tobacco                   Newcourt Financial Inc.           New York -                      03/06/97        97PN09704
Finance Corporation                                                  New York County

National Tobacco                   Newcourt Financial Inc.           New York -                      03/06/97        97PN09704
Company, L.P.                                                        New York County


           1. Equipment Lease dated March 7, 2000 and renewed on October 17, 2003, by and between Pitney Bowes Credit Corporation and Fred Stoker & Sons, Inc. for postage system. Secured by UCC #200-014614 filed with the Tennessee Secretary of State on April 27, 2000. Lease requires prior written consent of Lessor to move equipment to a different location.

           2. Purchase/Service Agreement dated February 8, 1999 by and between Lucent Technology and Fred Stoker & Sons, Inc. Contract #00251695649 for telephone services. Secured by UCC #992-015148 filed with the Tennessee Secretary of State on March 31, 1999.